Exhibit 10.23


                                 M O R T G A G E




                      TWENTY-EIGHTH SUPPLEMENTAL INDENTURE



                             MIDDLESEX WATER COMPANY


                                       TO


                            FIRST UNION NATIONAL BANK
                                     Trustee




                          Dated as of October 15, 2001



                                                     Record and Return to:

                                                     Peter D. Hutcheon, Esq.
                                                     Norris, McLaughlin & Marcus
                                                     721 Route 202/206
                                                     P.O. Box 1018
                                                     Somerville, NJ  08876
                                                     (908) 722-0700



Prepared By:________________________
                    Peter D. Hutcheon, Esq.

          THIS TWENTY-EIGHTH SUPPLEMENTAL INDENTURE, dated as of the Fifteenth day of October 2001, between MIDDLESEX WATER COMPANY, a corporation organized and existing under the laws of the State of New Jersey, having its principal office in the Township of Iselin, New Jersey (herein called the "Water Company"), and FIRST UNION NATIONAL BANK, (as successor to Meridian Bank, the successor to United Counties Trust Company in turn the successor to the Union County Trust Company), a corporation organized and existing under the laws of the United States, having its principal New Jersey corporate trust office in the Town of Morristown, New Jersey, as Trustee under the Indenture of Mortgage hereinafter mentioned (herein called the "Trustee"):

          WHEREAS, on April 1, 1927, Water Company executed and delivered to the Trustee an Indenture of Mortgage (herein called the "Mortgage") to secure its First and Refunding Mortgage Gold Bonds, Series A, 5-1/2%, which bonds have since been redeemed by Water Company, and which Mortgage provides that bonds of other series may be issued under and pursuant to an indenture supplemental thereto; and

          WHEREAS, on May 14, 1935, Water Company executed and delivered to the Trustee a Supplemental Indenture to secure its First and Refunding Mortgage Bonds, Series B, 4-1/2%, which Supplemental Indenture, prior to the execution and delivery hereof, was satisfied and discharged of record, no bonds having been issued thereunder; and

          WHEREAS, as of October 1, 1939, Water Company executed and delivered to the Trustee a Second Supplemental Indenture of Mortgage (herein called the "Second Supplemental Indenture") to secure its First and Refunding Mortgage 3-3/4% Bonds, Series C (herein called the "Series C Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

          WHEREAS, as of April 1, 1946, Water Company executed and delivered to the Trustee a Third Supplemental Indenture of Mortgage (herein called the "Third Supplemental Indenture") to secure its First and Refunding Mortgage 3% Bonds, Series D (herein called the "Series D Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

          WHEREAS, as of April 1, 1949, Water Company executed and delivered to the Trustee a Fourth Supplemental Indenture of Mortgage (herein called the "Fourth Supplemental Indenture") to secure its First Mortgage 3-1/2% Bonds, Series E (herein called the "Series E Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

          WHEREAS, as of February 1, 1955, Water Company executed and delivered to the Trustee a Fifth Supplemental Indenture of Mortgage (herein called the "Fifth Supplemental Indenture") to secure its First Mortgage 3-5/8% Bonds, Series F (herein called the "Series F Bonds"), which bonds were paid at maturity by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of December 1, 1959, Water Company executed and delivered to the Trustee a Sixth Supplemental Indenture of Mortgage (herein called the "Sixth Supplemental Indenture") to secure its First Mortgage 5-3/4% Bonds, Series G (herein called the "Series G Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of January 15, 1963, Water Company executed and delivered to the Trustee a Seventh Supplemental Indenture of Mortgage (herein called the "Seventh Supplemental Indenture") to secure its First Mortgage 4-1/2% Bonds, Series H (herein called the "Series H Bonds"), which bonds were paid at maturity by Water Company and otherwise supplementing the Mortgage; and

          WHEREAS, as of July 1, 1964, Water Company executed and delivered to the Trustee, an Eighth Supplemental Indenture of Mortgage (herein called the "Eighth Supplemental Indenture") to secure its First Mortgage 4 3/4% Bonds,

Series I (herein called the "Series I Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of June 1, 1965, Water Company executed and delivered to the Trustee a Ninth Supplemental Indenture of Mortgage (herein called the "Ninth Supplemental Indenture") to secure its First Mortgage 4-3/4% Bonds, Series J (herein called the "Series J Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of February 1, 1968, Water Company executed and delivered to the Trustee a Tenth Supplemental Indenture of Mortgage (herein called the "Tenth Supplemental Indenture") to secure its First Mortgage 6-3/4% Bonds, Series K (herein called the "Series K Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of December 1, 1968, Water Company executed and delivered to the Trustee an Eleventh Supplemental Indenture of Mortgage (herein called the "Eleventh Supplemental Indenture") to secure its First Mortgage 6-7/8% Bonds, Series L (herein called the "Series L Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of December 1, 1970, Water Company executed and delivered to the Trustee a Twelfth Supplemental Indenture of Mortgage (herein called the "Twelfth Supplemental Indenture") to secure its First Mortgage 10% Bonds, Series

M (herein called the "Series M Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of December 1, 1972, Water Company executed and delivered to the Trustee a Thirteenth Supplemental Indenture of Mortgage (herein called the "Thirteenth Supplemental Indenture") to secure its First Mortgage 8-1/8% Bonds, Series N (herein called the "Series N Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of April 1, 1979, Water Company executed and delivered to the Trustee a Fourteenth Supplemental Indenture of Mortgage (herein called the "Fourteenth Supplemental Indenture") to secure its First Mortgage 7% Bonds, Series 0 (herein called the "Series 0 Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of April 1, 1983, Water Company executed and delivered to the Trustee a Fifteenth Supplemental Indenture of Mortgage (herein called the "Fifteenth Supplemental Indenture") to secure its First Mortgage 10-1/2% Bonds, Series P (herein called the "Series P Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of August 1, 1988, Water Company executed and delivered to the Trustee a Sixteenth Supplemental Indenture of Mortgage (herein called the "Sixteenth Supplemental Indenture") to secure its First Mortgage 8% Bonds, Series Q (herein called the "Series Q Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

          WHEREAS, as of June 15, 1991, Water Company executed and delivered to the Trustee a Seventeenth Supplemental Indenture of Mortgage (herein called the "Seventeenth Supplemental Indenture") to secure its First Mortgage 7.25% Bonds, Series R (herein called the "Series R Bonds") and otherwise supplementing the Mortgage; and

          WHEREAS, as of March 1, 1993, Water Company executed and delivered to the Trustee a Supplementary Indenture of Mortgage to the Fifteenth Supplemental Indenture of Mortgage (herein called the "Supplementary Indenture to the Fifteenth Supplemental Indenture") to secure its First Mortgage 2 7/8%, Series P-1 (herein called the "Series P-1 Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage.

          WHEREAS, as of September 1, 1993, Water Company executed and delivered to the Trustee an Eighteenth Supplemental Indenture of Mortgage (herein called the "Eighteenth Supplemental Indenture") to secure its First Mortgage 5.20% Bonds, Series S (herein called the "Series S Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of September 1, 1993, Water Company executed and delivered to the Trustee a Nineteenth Supplemental Indenture of Mortgage (herein called the "Nineteenth Supplemental Indenture") to secure its First Mortgage 5.25% Bonds, Series T (herein called the "Series T Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of January 1, 1994, Water Company executed and delivered to Trustee a Twentieth Supplemental Indenture of Mortgage (herein called the "Twentieth Supplemental Indenture") to secure its First Mortgage 6.4% Bonds, Series U (herein called the "Series U Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of January 1, 1994, Water Company executed and delivered to Trustee a Twenty-First Supplemental Indenture of Mortgage (herein called the "Twenty-First Supplemental Indenture") to secure its First Mortgage 5.25% Bonds, Series V (herein called the "Series V Bonds"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of March 1, 1998, Water Company executed and delivered to Trustee a Twenty-Second Supplemental Indenture of Mortgage (herein called the "Twenty-Second Supplemental Indenture") to secure its First Mortgage 5.35%

Bonds,   Series  W  (herein   called  the  "Series  W  Bonds"),   and  otherwise
supplementing the Mortgage; and

          WHEREAS, as of October 15, 1998, Water Company executed and delivered to Trustee a Twenty-Third Supplemental Indenture of Mortgage (herein called the "Twenty-Third Supplemental Indenture") to secure its First Mortgage 0% Bond, Series X (herein called the "Series X Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of October 15, 1998, Water Company executed and delivered to Trustee a Twenty-Fourth Supplemental Indenture of Mortgage (herein called the "Twenty-Fourth Supplemental Indenture") to secure its First Mortgage Scheduled Interest Rate Bond, Series Y (herein called the "Series Y Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of October 15, 1999, Water Company executed and delivered to Trustee a Twenty-Fifth Supplemental Indenture of Mortgage (herein called the "Twenty-Fifth Supplemental Indenture") to secure its First Mortgage 0% Bond, Series Z (herein called the "Series Z Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of October 15, 1999, Water Company executed and delivered to Trustee a Twenty-Sixth Supplemental Indenture of Mortgage (herein called the "Twenty-Sixth Supplemental Indenture") to secure its First Mortgage Scheduled Interest Rate Bond, Series AA (herein called the "Series AA Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, as of October 15, 2001, Water Company executed and delivered to Trustee a Twenty-Seventh Supplemental Indenture of Mortgage (herein called the "Twenty-Seventh Supplemental Indenture") to secure its First Mortgage 0% Bond, Series BB (herein called the "Series BB Bond"), and otherwise supplementing the Mortgage; and

          WHEREAS, Water Company deems it necessary to borrow money and to issue its bonds therefor, to be secured by the Mortgage, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh
Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh Supplemental Indentures and by this Twenty-Eighth Supplemental Indenture;

          WHEREAS, Water Company desires to authorize and create a series of bonds under which a single bond shall be issued limited to an aggregate principal amount of $2,440,000.00 designated Series CC and to be known as its "First Mortgage Scheduled Interest Rates Bonds, Series CC" (herein called the "Series CC Bond"), it being the intention of the parties that the Series CC Bond shall, together with all other Bonds issued under the Mortgage and all indentures supplemental thereto, be entitled to priority over all other obligations of the Water Company and shall be secured by a prior first lien on all the mortgaged property, subject only to the prior liens specifically permitted under the Mortgage or under any indenture supplemental thereto; and

          WHEREAS, Water Company desires that the Series CC Bond shall be issued to fund payment of the principal of $2,440,000.00, the amount of the Loan borrowed from the New Jersey Environmental Infrastructure Trust (the "Trust") under the Loan Agreement dated as of November 1, 2001 (the "Loan Agreement") by and between the Trust and the Water Company, or such lesser amount as shall be determined in accordance with Section 3.01 of the Loan Agreement, plus any other amounts due and owing under the Loan Agreement at the time and in the amounts as provided therein, which principal amount is to be applied for the cleaning and lining of certain pipes and mains and the spot replacement of water mains, hydrants, service lines and valves which are utilized by Water Company for the furnishing of water in its New Jersey service area; and

          WHEREAS, the Trust requires as a condition of making the loan documented by the Loan Agreement, that a single Series CC Bond be issued to the Trust, that such Bond evidence the payment obligations of the Water Company under Section 2.02(m) of the Loan Agreement, that payments under the Series CC Bond be made to the Loan Servicer (as defined in the Loan Agreement) for the account of the Trust, that the Series CC Bond be subject to assignment or transfer in accordance with the terms of the Loan Agreement, that all of the terms, conditions and provisions of the Loan Agreement be expressly incorporated by reference into the Series CC Bond, that the obligations of the Water Company under the Series CC Bond shall be absolute and unconditional, without any defense or right of set-off, counterclaim or recoupment by reason of default by the Trust under the Loan Agreement or under any other agreement between the Water Company and the Trust or out of any indebtedness or liability at any time owing to the Water Company or for any other reason, that the Series CC Bond be subject to optional prepayment under the terms and conditions and in the amounts provided in Section 3.07 of the Loan Agreement, and that the Series CC Bond may be subject to acceleration under the terms and conditions and in the amounts, provided in Section 5.03 of the Loan Agreement; and

          WHEREAS, Water Company represents that all acts and proceedings required by law and by the Charter and By-Laws of Water Company, and by the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the
Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth and the Twenty-Seventh Supplemental Indentures (to the extent applicable) necessary to make the Series CC Bond, when executed by Water Company, authenticated and delivered by the Trustee, and duly issued, the valid, binding and legal obligations of Water Company and to constitute this Twenty-Eighth Supplemental Indenture a valid and binding supplement to the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the
Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth and the Twenty-Seventh Supplemental Indentures in accordance with its and their terms, for the security of all bonds issued and which may hereafter be issued pursuant to the Mortgage and all indentures supplemental thereto, have been done and performed; and the execution and delivery of this Twenty-Eighth Supplemental

Indenture have been in all respects duly authorized;

          NOW THEREFORE, THIS INDENTURE WITNESSETH, that for and in consideration of the premises, and of the sum of One Dollar ($1.00), lawful money of the United States of America, by each of the parties paid to the other, at or before the delivery hereof, and for other valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, Water Company has executed and delivered this Twenty-Eighth Supplemental Indenture, and has granted, bargained, sold, aliened, enfeoffed, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, enfeoff, convey and confirm, unto to the Trustee, its successors and assigns forever, all real property of Water Company, together with all appurtenances and contracts, rights, privileges, permits and franchises used or useful in connection with the business of the Water Company as a water company or as a water utility or used directly for the purpose of supplying water, granted, bargained, sold, aliened, enfeoffed, conveyed and confirmed unto the Trustee by the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the

Twenty-Sixth and the Twenty-Seventh Supplemental Indentures, or intended to be (including without limitation all such property acquired by Water Company since October 15, 2001, and all such property which Water Company may hereafter acquire), subject, however, to Permissible Encumbrances, and excepting all Property heretofore released from the lien of the Mortgage and the indentures supplemental thereto, and excepting all property of Water Company which is not used or useful in connection with its business as a water company or as a water utility as well as all personal property (both tangible and intangible) as to which a security interest may not be perfected by a filing under the Uniform Commercial Code as in effect in the State of New Jersey;

          TO HAVE AND TO HOLD all and singular the above granted property, unto the Trustee, its successors and assigns forever, IN TRUST, nevertheless, for the equal and proportionate use, benefit, security and protection of those who from time to time shall hold any bonds which have been or may be issued under the Mortgage or any indenture supplemental thereto, without any discrimination, preference or priority of any one bond over any other by reason of priority in the time of issue, sale or negotiation thereof or otherwise, except as otherwise in the Mortgage or in any indenture supplemental thereto provided; and in trust for enforcing the payment of the principal of and the interest on such bonds, according to the tenor, purport and effect of the bonds and of the Mortgage and all indentures supplemental thereto and for enforcing the terms, provisions, covenants and stipulations therein and in the bonds set forth; and upon the trust, uses and purposes and subject to the covenants, agreements and conditions set forth and declared in the Mortgage as modified, amended and supplemented by all indentures supplemental thereto;

          AND the parties do hereby covenant and agree that the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the
Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth and the Twenty-Seventh Supplemental Indentures be and hereby are supplemented as hereinafter provided, and that the above granted property is to be held and applied subject to the covenants, conditions, uses and trusts set forth in the Mortgage, as modified, amended and supplemented by such Supplemental Indentures and this Twenty-Eighth Supplemental Indenture; and Water Company for itself and its successors does hereby covenant and agree to and with the Trustee, and its successors in said trust, for the equal benefit of all present and future holders and registered owners of the bonds issued under the Mortgage and all indentures supplemental thereto, as follows:

                                    ARTICLE I

             First Mortgage Scheduled Interest Rates Bond, Series CC

          Section 1. Water Company hereby creates a series of bonds to be issued under and secured by the Mortgage, the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth and the Twenty-Seventh Supplemental Indentures and by this Twenty-Eighth Supplemental Indenture, and to be designated as, and to be distinguished from the bonds of all other series by the title, "First Mortgage Scheduled Interest Rates Bond, Series CC". The Series CC Bond shall be issued only as a single registered bond without coupons in the principal amount of the Loan under the Loan Agreement; shall be dated as of November 1, 2001; and shall be issued in non-negotiable form to the Trust. The Series CC Bond shall bear interest from the date of issuance of the Series CC Bond, computed on the basis of a 360-day year composed of twelve 30-day months until the obligations of the Water Company with respect to the payment of principal shall be discharged, in the dollar amount set forth for each respective payment period under the column heading "Interest" in Exhibit A-2 to the Loan Agreement, shall be payable as set forth below, shall state that, subject to certain limitations, the Mortgage and all indentures supplemental thereto may be modified, amended or supplemented as provided in the Mortgage as heretofore supplemented; shall mature on September 15, 2021, and shall be earlier redeemable (i) under the terms and conditions and in the amounts provided in Section 3.07 of the Loan Agreement at the option of the Water Company with, to the extent required by the August 1, 2001 Order (Docket No. WF01050336) of the Board of Public Utilities of the State of New Jersey ("BPU") and/or required by then applicable law and regulations, the prior approval of the BPU, (ii) as, when and to the extent mandated pursuant to subsection B of Section 4 of Article VIII of the Second Supplemental Indenture; and shall be subject to, entitled to the benefit of, and expressly incorporate by reference, all of the terms, conditions and provisions of the Loan Agreement.

          The Series CC Bond shall evidence the obligation to pay to the order of the Trust the principal amount of the Loan (as defined in the Loan Agreement) made by the Trust under the Loan Agreement which shall be $2,440,000.00 or such lesser amount as determined in accordance with Section 3.01 of the Loan Agreement, at the times and in the amounts determined as provided in the Loan Agreement, plus any other amounts due and owing under the Loan Agreement at the times and in the amounts as provided therein. The obligations of the Water Company to make payments under the Series CC Bond are absolute and unconditional, without any defense or right of set-off, counterclaim or recoupment by reason of any default by the Trust under the Loan Agreement or under any other agreement between the Water Company and the Trust or out of any indebtedness or liability at any time owing to the Water Company by the Trust or for any other reason. The Series CC Bond is subject to assignment or transfer in accordance with the terms of the Loan Agreement. The Series CC Bond is subject to acceleration under the terms and conditions, and in the amounts, provided in
Section 5.03 of the Loan Agreement. Payments under the Series CC Bond shall, except as otherwise provided in the Loan Agreement, be made directly to the Loan Servicer (as defined in the Loan Agreement), for the account of the Trust.

          In addition to any other default provided for under the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth, Supplemental Indentures and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the
Twenty-First, the Twenty-Second, the Twenty-Third, Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth and the Twenty-Seventh Supplemental Indentures, it shall be a default under this Twenty-Eighth Supplemental Indenture if payment of any of the principal or of the Interest on the Loan constituting the Interest Portion, the Administrative Fee and any late charges incurred under the Loan Agreement (as such terms are defined in the Loan Agreement) is not made when the same shall become due and payable in installments, at maturity, upon redemption or otherwise.

          Section 2. Disbursements of the proceeds of the Loan from the Trust under the Loan Agreement evidenced by the Series CC Bond shall be made by the Trust to the Water Company upon receipt by the Trust of requisitions from the Water Company executed and delivered in accordance with the requirements set forth in Section 3.02 of the Loan Agreement.

          Section 3. The Series CC Bond and the certificate of authentication of the Trustee to be executed thereon shall be substantially in the form prescribed for registered bonds without coupons in the Second Supplemental Indenture (except that there may be deleted therefrom all references to the issuance of coupon bonds in exchange therefor); shall be in the form attached to this Twenty-Eighth Supplemental Indenture as Exhibit A; and shall contain appropriate references to this Twenty-Eighth Supplemental Indenture in addition to the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth and Twenty-Seventh Supplemental Indentures and appropriate changes with respect to the aggregate principal amount, interest rate, redemption dates and provisions, and maturity date of the Series CC Bond, and with appropriate reference to the provision of the Fourth Supplemental Indenture that, subject to certain limitations, the

Mortgage and all indentures supplemental thereto may be modified, amended or supplemented only as provided in the Mortgage and except that the Series CC Bond shall not contain any references to a sinking fund.

          Section 4. Subject to the provisions of the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth and the Twenty-Seventh Supplemental Indentures, forthwith upon the execution and delivery of this Twenty-Eighth Supplemental Indenture, or from time to time thereafter, Series CC Bond in an aggregate principal amount of $2,440,000.00 may be executed by Water Company and delivered to the Trustee for authentication and shall thereupon be authenticated and delivered by the Trustee upon the written order of Water Company, signed by its President or a Vice President and its Treasurer or Assistant Treasurer, in such denominations and registered in such name or names as may be specified in such written order.

          Section 5. Sections 4(A)(iii) and (iv) of Article VIII of the Second Supplemental Indenture shall not be available to the Water Company with respect to the Series CC Bond. The Water Company shall issue its written order under
Section 4(a)(i) or (ii), as the case may be, reasonably promptly after receipt by the Trustee of proceeds of sale, eminent domain or insurance (not otherwise to be paid directly to the Company under the Mortgage as supplemented by the Supplemental Indentures including this Twenty-Eighth Supplemental Indenture).

                                   ARTICLE II
                                  Miscellaneous

          Section 1. The provisions of the Mortgage as modified, amended and supplemented by the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the
Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth and the Twenty-Seventh Supplemental Indentures, and as modified and extended by this Twenty-Eighth Supplemental Indenture are hereby reaffirmed. Except insofar as they are inconsistent with the provisions hereof, the provisions of the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh,

Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the
Twenty-First,  the  Twenty-Second,  the  Twenty-Third,  the  Twenty-Fourth,  the
Twenty-Fifth, the Twenty-Sixth and the Twenty-Seventh Supplemental Indentures with respect to the Series C, Series D, Series E, Series F, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series O, Series P, Series Q, Series R, Series P-1, Series S, Series T, Series U, Series V, Series W, Series X, Series Y, Series Z, Series AA and Series BB Bonds shall apply to the Series CC Bond to the same extent as if they were set forth herein in full. Unless there is something in the subject or context repugnant to such construction, each reference in the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, the Nineteenth, the Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth and the Twenty-Seventh Supplemental Indentures to the Mortgage or any of such
Supplemental Indentures shall be construed as also referring to this Twenty-Eighth Supplemental Indenture. The Mortgage and all indentures supplemental thereto may be modified, amended or supplemented by Water Company with prior notice by the Water Company to but without the consent of any of the bondholders to accomplish any more of the following:

               (1) to cure any ambiguity, supply any omission, or cure or correct any defect or inconsistent provision in the Mortgage or any indenture supplemental thereto;

               (2) to cure any ambiguity, supply any omission, or cure or correct any defect in any description of the Mortgaged Property, if such action is not adverse to the interests of the bondholder;

               (3) to insert such provisions clarifying matters or questions arising under the Mortgage or any indenture supplemental thereto as are necessary or desirable and are not contrary to or inconsistent with the Mortgage or any indenture supplemental thereto as in effect; or

               (4) to restate the Mortgage as supplemented by the Supplemental Indentures as a single integrated document which may add headings, an index and other provisions aiding the convenience of use.

The terms and provisions of the Series CC Bond shall not be amended by, and the Series CC Bond shall not be entitled to the benefit of any covenant, term or condition contained in any subsequent supplemental indenture without the express written concurrence of the Water Company.

          Section 2. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity and sufficiency of this Twenty-Eighth Supplemental Indenture or the due execution hereof by Water Company or for the recitals contained herein, all of which recitals are made by Water Company solely.

          Section 3. The Trustee hereby accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Mortgage, the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, the Eighteenth, the Nineteenth, Twentieth, the Twenty-First, the Twenty-Second, the Twenty-Third, the Twenty-Fourth, the Twenty-Fifth, the Twenty-Sixth, the Twenty-Seventh and this Twenty-Eighth Supplemental Indenture set forth. The Trustee also hereby agrees to execute and deliver the Escrow Agreement (as defined in the Loan Agreement).

          Section 4. The Trustee hereby authorizes the Loan Servicer to accept payments made by Water Company of principal of the Series CC Bond for the account of the Trust.

          Section 5. This Twenty-Eighth Supplemental Indenture has been executed simultaneously in several counterparts and all of said counterparts executed and delivered, each as an original, shall constitute one and the same instrument.

          Section 6. Although this Twenty-Eighth Supplemental Indenture, for convenience and for the purpose of reference, is dated as of October 15, 2001, the actual date of execution by Water Company and the Trustee is as shown by their respective acknowledgments hereto annexed, and the actual date of delivery hereof by Water Company and the Trustee is the date of the closing of the sale of the Series CC Bonds by Water Company.

          Section 7. In any case where the payment of principal of the Series CC Bond or the date fixed for redemption of any Series CC Bond shall be a Saturday or Sunday or a legal holiday or a day on which banking institutions in the City of the principal corporate trust office of the Loan Servicer is located are authorized by law to close, then payment of interest or principal or redemption price need not be made on such date but may be made on the next proceeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest on such payment shall accrue after such date.

          THE MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT IT HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS MORTGAGE.

          IN WITNESS WHEREOF said MIDDLESEX WATER COMPANY has caused these presents to be signed by its President and its corporate seal to be hereunto affixed, and duly attested by its Secretary; and in testimony of its acceptance of the trusts created, FIRST UNION NATIONAL BANK, has caused these presents to be signed by its thereto duly authorized officer or corporate trust officer and its corporate seal to be hereunto affixed and duly attested by its thereto duly authorized officer or corporate trust officer, as of the day and year first above written.

ATTEST:                                     MIDDLESEX WATER COMPANY


__s/MFR__________________        By:_s/DGS______________________
Marion F. Reynolds                             Dennis G. Sullivan
Vice President, Secretary                      President
  and Treasurer


ATTEST:                                     FIRST UNION NATIONAL BANK

--------------------------       By:__s/TJB______________________
Rick Barnes                                 Thomas J. Brett
Assistant Vice President                    Corporate Trust Officer

STATE OF NEW JERSEY:
                   :  ss:
COUNTY OF ESSEX    :


                  BE IT REMEMBERED,  that on this        day of                ,
2001, before me, the subscriber, personally appeared Marion F. Reynolds, who, being by me duly sworn according to law, on her oath deposes and says and makes proof to my satisfaction that she is the Vice President, Secretary and Treasurer of Middlesex Water Company, one of the corporations named in and which executed the foregoing Twenty-Eighth Supplemental Indenture; that she is the attesting witness to said Twenty-Eighth Supplemental Indenture; that she well knows the seal of said corporation and that the seal thereto affixed is the proper common or corporate seal of Middlesex Water Company; that Dennis G. Sullivan is President of said corporation; that this deponent saw the said Dennis G. Sullivan as such President sign said Twenty-Eighth Supplemental Indenture, and affix said seal thereto and heard him declare that he signed, sealed and delivered the same as the voluntary act and deed of the said corporation, for the uses and purposes therein expressed, he being duly authorized by resolution of the Board of Directors of the said corporation.


                                                ___s/MFR________________________
                                                Marion F. Reynolds


Sworn and subscribed to
before me the day and year
aforesaid.



_s/PJH___________________________
Peter D. Hutcheon, Esq.
Attorney-At-Law, State of New Jersey

STATE OF NEW JERSEY:
                   :  ss:
COUNTY OF ESSEX    :


                  BE IT REMEMBERED, that on this     day of                   ,
2001, before me, the subscriber, personally appeared Rick Barnes, who, being by me duly sworn according to law, on his oath deposes and says and makes proof to my satisfaction that he is the Assistant Vice President of First Union National Bank, one of the corporations named in and which executed the foregoing Twenty-Eighth Supplemental Indenture; that he is the attesting witness to said Twenty-Eighth Supplemental Indenture; that he well knows the seal of First Union National Bank and that the seal thereto affixed is the proper common or corporate seal of First Union National Bank; that Thomas J. Brett is the Corporate Trust Officer of said corporation; that this deponent saw the said Thomas J. Brett, as Corporate Trust Officer sign said Twenty-Eighth Supplemental Indenture, and affix said seal thereto and heard him declare that he signed, sealed and delivered the same as the voluntary act and deed of the said corporation, for the uses and purposes therein expressed, he being duly authorized by said corporation.



                                            __________________________
                                            Rick Barnes
                                            Assistant Vice President


Sworn and subscribed to
before me the day and year
aforesaid.


______________________________

                                 LOAN AGREEMENT



                                 BY AND BETWEEN

                  NEW JERSEY ENVIRONMENTAL INFRASTRUCTURE TRUST

                                       AND

                             MIDDLESEX WATER COMPANY






                          DATED AS OF NOVEMBER 1, 2001

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.  Definitions...............................................    2

                                   ARTICLE II

                    REPRESENTATIONS AND COVENANTS OF BORROWER

SECTION 2.01.  Representations of Borrower...............................    7
SECTION 2.02.  Particular Covenants of Borrower..........................   11

                                   ARTICLE III

              LOAN TO BORROWER; AMOUNTS PAYABLE; GENERAL AGREEMENTS

SECTION 3.01.  Loan; Loan Term...........................................   20
SECTION 3.02.  Disbursement of Loan Proceeds.............................   20
SECTION 3.03.  Amounts Payable...........................................   21
SECTION 3.04.  Unconditional Obligations.................................   22
SECTION 3.05.  Loan Agreement to Survive Loan............................   23
SECTION 3.06.  Disclaimer of Warranties and Indemnification..............   23
SECTION 3.07.  Option to Prepay Loan Repayments..........................   25
SECTION 3.08.  Priority of Loan and Trust Loan...........................   25

                                   ARTICLE IV

                 ASSIGNMENT OF LOAN AGREEMENT AND BORROWER BOND

SECTION 4.01.  Assignment and Transfer by State..........................   27
SECTION 4.02.  Assignment by Borrower....................................   27

                                    ARTICLE V

                         EVENTS OF DEFAULT AND REMEDIES

SECTION 5.01.  Events of Default.........................................   28
SECTION 5.02.  Notice of Default.........................................   29
SECTION 5.03.  Remedies on Default.......................................   29
SECTION 5.04.  Attorneys' Fees and Other Expenses........................   29
SECTION 5.05.  Applications of Moneys....................................   29
SECTION 5.06.  No Remedy Exclusive; Waiver; Notice.......................   29
SECTION 5.07.  Retention of State's Rights...............................   30

                                   ARTICLE VI

                                  MISCELLANEOUS

SECTION 6.01.  Notices.......................................................31
SECTION 6.02.  Binding Effect................................................31
SECTION 6.03.  Severability..................................................31
SECTION 6.04.  Amendments, Supplements and Modifications.....................31
SECTION 6.05.  Execution in Counterparts.....................................32
SECTION 6.06.  Applicable Law and Regulations................................32
SECTION 6.07.  Consents and Approvals........................................32
SECTION 6.08.  Captions......................................................32
SECTION 6.09.  Benefit of Loan Agreements; Compliance with Bond Resolution...32
SECTION 6.10.  Further Assurances............................................32



EXHIBIT A         (1) Description of Project and Environmental
                      Infrastructure System...............................A-1-1
                  (2) Description of Loan.................................A-2-1

EXHIBIT B         Basis for Determination of Allowable Project Costs........B-1

EXHIBIT C         Estimated Disbursement Schedule...........................C-1

EXHIBIT D         Specimen Borrower Bond....................................D-1

EXHIBIT E         Opinions of Borrower's Bond and General Counsels..........E-1

EXHIBIT F         Additional Covenants and Requirements.....................F-1

EXHIBIT G         General Administrative Requirements for the State
                    Environmental Infrastructure Financing Program..........G-1

EXHIBIT H         Form of Continuing Disclosure Agreement...................H-1

          NEW JERSEY ENVIRONMENTAL INFRASTRUCTURE TRUST LOAN AGREEMENT

          THIS LOAN AGREEMENT, made and entered into as of this November 1, 2001, by and between NEW JERSEY ENVIRONMENTAL INFRASTRUCTURE TRUST, a public body corporate and politic with corporate succession, and MIDDLESEX WATER COMPANY, a corporation duly created and validly existing under the laws of the State of New Jersey (the "State");

                                WITNESSETH THAT:

          WHEREAS, the Trust, in accordance with the Act, the Bond Resolution and a financial plan approved by the State Legislature in accordance with Sections 22 and 22.1 of the Act, will issue its Trust Bonds on or prior to the Loan Closing for the purpose of making the Loan to the Borrower and the Loans to the Borrowers from the proceeds of the Trust Bonds to finance a portion of the cost of Environmental Infrastructure Facilities (as each of the foregoing terms is defined in Section 1.01 hereof; all capitalized terms used in this Loan Agreement shall have, unless the context otherwise requires, the meanings set forth in said Section 1.01);

          WHEREAS, the Borrower has, in accordance with the Act and the Regulations, made timely application to the Trust for a Loan to finance a portion of the Cost of the Project;

          WHEREAS,  the State  Legislature,  in accordance  with Sections 20 and
20.1 of the Act, has in the form of an appropriations act approved a project priority list that includes the Project and that authorizes an expenditure of proceeds of the Trust Bonds to finance a portion of the Cost of the Project;

          WHEREAS, the Trust has approved the Borrower's application for a Loan from available proceeds of the Trust Bonds to finance a portion of the Cost of the Project;

          WHEREAS, in accordance with the applicable Bond Act (as defined in the Fund Loan Agreement), and the Regulations, the Borrower has been awarded a Fund Loan for a portion of the Cost of the Project; and

          WHEREAS, the Borrower, in accordance with the Act, the Regulations, the Business Corporation Law and all other applicable law, will issue a Borrower Bond to the Trust evidencing said Loan at the Loan Closing.

          NOW, THEREFORE, for and in consideration of the award of the Loan by the Trust, the Borrower agrees to complete the Project and to perform under this Loan Agreement in accordance with the conditions, covenants and procedures set forth herein and attached hereto as part hereof, as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. Definitions. The following terms as used in this Loan Agreement shall, unless the context clearly requires otherwise, have the following meanings:

          "Act" means the "New Jersey Environmental Infrastructure Trust Act", constituting Chapter 334 of the Pamphlet Laws of 1985 of the State (codified at N.J.S.A. 58:11B-1 et seq.), as the same may from time to time be amended and supplemented.

          "Administrative Fee" means that portion of Interest on the Loan or Interest on the Borrower Bond payable hereunder as an annual fee of up to three-tenths of one percent (.30%) of the initial principal amount of the Loan or such lesser amount, if any, as may be authorized by any act of the State Legislature and as the Trust may approve from time to time.

          "Authorized Officer" means, in the case of the Borrower, any person or persons authorized pursuant to a resolution of the board of directors of the Borrower to perform any act or execute any document relating to the Loan, the Borrower Bond or this Loan Agreement.

          "Bond Counsel" means a law firm appointed or approved by the Trust, as the case may be, having a reputation in the field of municipal law whose opinions are generally acceptable by purchasers of municipal bonds.

          "Bond Resolution" means the "ENVIRONMENTAL INFRASTRUCTURE BOND RESOLUTION, SERIES 2001B", as adopted by the Board of Directors of the Trust on or about September 17, 2001, authorizing the issuance of the Trust Bonds, and all further amendments and supplements thereto adopted in accordance with the provisions thereof.

          "Borrower" means the corporation that is a party to and is described in the first paragraph of this Loan Agreement, and its successors and assigns.

          "Borrower Bond" means the general obligation bond, note, debenture or other evidence of indebtedness authorized, executed, attested and delivered by the Borrower to the Trust and authenticated on behalf of the Borrower to evidence the Loan, a specimen of which is attached hereto as Exhibit D and made a part hereof.

          "Borrower Bond Resolution" means the indenture of the Borrower entitled "INDENTURE OF MORTGAGE", dated April 1, 1927, as amended and supplemented from time to time, in particular by a supplemental indenture detailing the terms of the Borrower Bond dated as of October 15, 2001 and entitled "TWENTY-EIGHTH SUPPLEMENTAL INDENTURE," pursuant to which the Borrower Bond has been issued.

          "Borrowers" means any other Local Government Unit or Private Entity (as such terms are defined in the Regulations) authorized to construct, operate and maintain Environmental Infrastructure Facilities that have entered into Loan Agreements with the Trust pursuant to which the Trust will make Loans to such recipients from moneys on deposit in the Project Fund, excluding the Project Loan Account.

          "Business Corporation Law" means the "New Jersey Business Corporation Act", constituting Chapter 263 of the Pamphlet Laws of 1968 of the State (codified at N.J.S.A. 14A:1-1 et seq.), as the same may from time to time be amended and supplemented.

          "Code" means the Internal Revenue Code of 1986, as the same may from time to time be amended and supplemented, including any regulations promulgated thereunder, any successor code thereto and any administrative or judicial interpretations thereof.

          "Cost" means those costs that are eligible, reasonable, necessary, allocable to the Project and permitted by generally accepted accounting principles, including Allowances and Building Costs (as defined in the Regulations), as shall be determined on a project-specific basis in accordance with the Regulations as set forth in Exhibit B hereto, as the same may be amended by subsequent eligible costs as evidenced by a certificate of an authorized officer of the Trust.

          "Debt Service Reserve Fund" means the Debt Service Reserve Fund as defined in the Bond Resolution.

          "Environmental Infrastructure Facilities" means Wastewater Treatment Facilities, Stormwater Management Facilities or Water Supply Facilities (as such terms are defined in the Regulations).

          "Environmental Infrastructure System" means the Environmental Infrastructure Facilities of the Borrower, including the Project, described in Exhibit A-1 attached hereto and made a part hereof for which the Borrower is borrowing the Loan under this Loan Agreement.

          "Event of Default" means any occurrence or event  specified in Section
5.01 hereof.

          "Fund Loan" means the loan made to the Borrower by the State, acting by and through the New Jersey Department of Environmental Protection, pursuant to the Fund Loan Agreement dated as of November 1, 2001 by and between the Borrower and the State, acting by and through the New Jersey Department of

Environmental Protection, to finance or refinance a portion of the Cost of the Project.

          "Fund Loan Agreement" means the loan agreement dated as of November 1, 2001 by and between the Borrower and the State, acting by and through the New Jersey Department of Environmental Protection, regarding the terms and conditions of the Fund Loan.

          "Interest on the Loan" or "Interest on the Borrower Bond" means the sum of (i) the Interest Portion, (ii) the Administrative Fee, and (iii) any late charges incurred hereunder.

          "Interest Portion" means that portion of Interest on the Loan or Interest on the Borrower Bond payable hereunder that is necessary to pay the Borrower's proportionate share of interest on the Trust Bonds (i) as set forth in Exhibit A-2 hereof under the column heading entitled "Interest", or (ii) with respect to any prepayment of Trust Bond Loan Repayments in accordance with
Section 3.07 or 5.03 hereof, to accrue on any principal amount of Trust Bond Loan Repayments to the date of the optional redemption or acceleration, as the case may be, of the Trust Bonds allocable to such prepaid or accelerated Trust Bond Loan Repayment.

          "Loan" means the loan made by the Trust to the Borrower to finance or refinance a portion of the Cost of the Project pursuant to this Loan Agreement. For all purposes of this Loan Agreement, the amount of the Loan at any time shall be the initial aggregate principal amount of the Borrower Bond (which amount equals the amount actually deposited in the Project Loan Account at the Loan Closing plus the Borrower's allocable share of certain costs of issuance and underwriter's discount for all Trust Bonds issued to finance the Loan) less any amount of such principal amount that has been repaid by the Borrower under this Loan Agreement and less any adjustment made pursuant to the provisions of the Bond Resolution, including, without limitation, Section 5.02(4) thereof, N.J.A.C. 7:22-4.26 and the appropriations act of the State Legislature authorizing the expenditure of Trust Bond proceeds to finance a portion of the Cost of the Project.

          "Loan Agreement" means this Loan Agreement, including the Exhibits attached hereto, as it may be supplemented, modified or amended from time to time in accordance with the terms hereof and of the Bond Resolution.

          "Loan Agreements" means any other loan agreements entered into by and between the Trust and one or more of the Borrowers pursuant to which the Trust will make Loans to such Borrowers from moneys on deposit in the Project Fund, excluding the Project Loan Account, financed with the proceeds of the Trust Bonds.

          "Loan Closing" means the date upon which the Trust shall issue and deliver the Trust Bonds and the Borrower shall deliver its Borrower Bond, as previously authorized, executed, attested and authenticated, to the Trust.

          "Loan  Repayments"  means the sum of (i) Trust  Bond Loan  Repayments,
(ii) the Administrative Fee, and (iii) any late charges incurred hereunder.

          "Loan Servicer" means, initially, Commerce Bank, National Association, the loan servicer for the Loan and the Fund Loan, duly appointed and designated as "Loan Servicer" pursuant to the Loan Servicing and Trust Bonds Security Agreement dated as of November 1, 2001 by and among the Trust, the State, acting by and through the Treasurer of the State on behalf of the New Jersey Department of Environmental Protection, and Commerce Bank, National Association, and any successors as "Loan Servicer" under such agreement, as the same may be modified, amended or supplemented from time to time in accordance with its terms.

          "Loan Term" means the term of this Loan Agreement provided in Sections
3.01 and 3.03 hereof and in Exhibit A-2 attached hereto and made a part hereof.

          "Loans" means the loans made by the Trust to the Borrowers under the Loan Agreements from moneys on deposit in the Project Fund, excluding the Project Loan Account.

          "Master Program Trust Agreement" means that certain Master Program Trust Agreement dated as of November 1, 1995 by and among the Trust, the State, United States Trust Company of New York, as Master Program Trustee thereunder, The Bank of New York (NJ), in several capacities thereunder, and First Fidelity Bank, N.A. (predecessor to First Union National Bank), in several capacities thereunder, as the same may be amended and supplemented from time to time in accordance with its terms.

          "Official Statement" means the Official Statement relating to the issuance of the Trust Bonds.

          "Preliminary   Official  Statement"  means  the  Preliminary  Official
Statement relating to the issuance of the Trust Bonds.

          "Prime Rate" means the prevailing commercial interest rate announced by the Trustee from time to time in the State as its prime lending rate.

          "Project" means the Environmental Infrastructure Facilities of the Borrower described in Exhibit A-1 attached hereto and made a part hereof, which constitutes a project for which the Trust is permitted to make a loan to the Borrower pursuant to the Act, the Regulations and the Bond Resolution, all or a portion of the Cost of which is financed or refinanced by the Trust through the making of the Loan under this Loan Agreement and which may be identified under either the Drinking Water or Clean Water Project Lists as Project #12250001-006/7.

          "Project  Fund"  means  the  Project  Fund  as  defined  in  the  Bond
Resolution.

          "Project Loan Account" means the project loan account established on behalf of the Borrower in the Project Fund in accordance with the Bond Resolution to finance all or a portion of the Cost of the Project.

          "Regulations" means the rules and regulations, as applicable, now or hereafter promulgated under N.J.A.C. 7:22-3 et seq., 7:22-4 et seq., 7:22-5 et seq., 7:22-6 et seq., 7:22-7 et seq., 7:22-8 et seq., 7:22-9 et seq. and 7:22-10
et seq., as the same may from time to time be amended and supplemented.

         "State" means the State of New Jersey.

          "Trust" means the New Jersey Environmental Infrastructure Trust, a public body corporate and politic with corporate succession duly created and validly existing under and by virtue of the Act.

          "Trust Bond Loan Repayments" means the repayments of the principal amount of the Loan plus the payment of any premium associated with prepaying the principal amount of the Loan in accordance with Section 3.07 hereof plus the Interest Portion.

          "Trust Bonds" means bonds authorized by Section 2.03 of the Bond Resolution, together with any refunding bonds authenticated and delivered pursuant to Section 2.04 of the Bond Resolution, in each case issued in order to finance (i) the portion of the Loan deposited in the Project Loan Account, (ii) the portion of the Loans deposited in the balance of the Project Fund, (iii) any capitalized interest related to such bonds, (iv) a portion of the costs of issuance related to such bonds, and (v) that portion of the Debt Service Reserve Fund, if any, allocable to the Loan or Loans, as the case may be, a portion of which includes the funding of reserve capacity for the Environmental Infrastructure Facilities of the Borrower or Borrowers, as the case may be, or to refinance any or all of the above.

          "Trustee" means, initially, The Bank of New York, the Trustee appointed by the Trust and its successors as Trustee under the Bond Resolution, as provided in Article X of the Bond Resolution.

          Except as otherwise defined herein or where the context otherwise requires, words importing the singular number shall include the plural number and vice versa, and words importing persons shall include firms, associations, corporations, agencies and districts. Words importing one gender shall include the other gender.

                                   ARTICLE II

                    REPRESENTATIONS AND COVENANTS OF BORROWER

          SECTION 2.01. Representations of Borrower. The Borrower represents for the benefit of the Trust, the Trustee and the holders of the Trust Bonds as follows:

         (a) Organization and Authority.

                  (i) The Borrower is a corporation duly created and validly existing under and pursuant to the laws of the State, including the Business Corporation Law.

                  (ii) The acting officials of the Borrower who are contemporaneously herewith performing or have previously performed any action contemplated in this Loan Agreement either are or, at the time any such action was performed, were the duly appointed or elected officials of such Borrower empowered by applicable State law and, if applicable, authorized by resolution of the Borrower to perform such actions. To the extent any such action was performed by an official no longer the duly acting official of such Borrower, all such actions previously taken by such official are still in full force and effect.

                  (iii) The Borrower has full legal right and authority and all necessary licenses and permits required as of the date hereof to own, operate and maintain its Environmental Infrastructure System, to carry on its activities relating thereto, to execute, attest and deliver this Loan Agreement and the Borrower Bond, to authorize the authentication of the Borrower Bond, to sell the Borrower Bond to the Trust, to undertake and complete the Project and to carry out and consummate all transactions contemplated by this Loan Agreement.

                  (iv) The proceedings of the Borrower's board of directors approving this Loan Agreement and the Borrower Bond, authorizing the execution, attestation and delivery of this Loan Agreement and the Borrower Bond, authorizing the sale of the Borrower Bond to the Trust, authorizing the authentication of the Borrower Bond on behalf of the Borrower and authorizing the Borrower to undertake and complete the Project, including, without limitation, the Borrower Bond Resolution (collectively, the "Proceedings"), have been duly and lawfully adopted in accordance with the Business Corporation Law and other applicable State law at a meeting or meetings that were duly called and held in accordance with applicable State law and at which quorums were present and acting throughout.

                  (v) By  official  action  of the  Borrower  taken  prior to or concurrent with the execution and delivery hereof, including, without limitation, the Proceedings, the Borrower has duly authorized, approved and consented to all necessary action to be taken by the Borrower for:
         (A) the execution, attestation, delivery and performance of this Loan Agreement and the transactions contemplated hereby; (B) the issuance of the Borrower Bond and the sale thereof to the Trust upon the terms set forth herein; (C) the approval of the inclusion, if such inclusion is deemed necessary in the sole discretion of the Trust, in the Preliminary Official Statement and the Official Statement of all statements and information relating to the Borrower set forth in "APPENDIX B" thereto (the "Borrower Appendices") and any amendment thereof or supplement thereto; and (D) the execution, delivery and due performance of any and all other certificates, agreements and instruments that may be required to be executed, delivered and performed by the Borrower in order to carry out, give effect to and consummate the transactions contemplated by this Loan Agreement, including, without limitation, the designation of the Borrower Appendices portion of the Preliminary Official Statement, if any, as "deemed final" for the purposes and within the meaning of Rule 15c2-12 ("Rule 15c2-12") of the Securities and Exchange Commission ("SEC") promulgated under the Securities Exchange Act of 1934, as amended or supplemented, including any successor regulation or statute thereto.

                  (vi) This Loan Agreement and the Borrower Bond have each been duly authorized by the Borrower and duly executed, attested and delivered by Authorized Officers of the Borrower, and the Borrower Bond has been duly sold by the Borrower to the Trust, duly authenticated by the trustee or paying agent under the Borrower Bond Resolution and duly issued by the Borrower in accordance with the terms of the Borrower Bond Resolution; and assuming that the Trust has all the requisite power and authority to authorize, execute, attest and deliver, and has duly authorized, executed, attested and delivered, this Loan Agreement, and assuming further that this Loan Agreement is the legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, each of this Loan Agreement and the Borrower Bond constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as the enforcement thereof may be affected by bankruptcy, insolvency or other laws or the application by a court of legal or equitable principles affecting creditors' rights; and the information contained under "Description of Loan" in Exhibit A-2 attached hereto and made a part hereof is true and accurate in all respects.

          (b) Full Disclosure. There is no fact that the Borrower has not disclosed to the Trust in writing on the Borrower's application for the Loan or otherwise that materially adversely affects or (so far as the Borrower can now foresee) that will materially adversely affect the properties, activities, prospects or condition (financial or otherwise) of the Borrower or its

Environmental Infrastructure System, or the ability of the Borrower to make all Loan Repayments and any other payments required under this Loan Agreement or otherwise to observe and perform its duties, covenants, obligations and agreements under this Loan Agreement and the Borrower Bond.

          (c) Pending Litigation. There are no proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower in any court or before any governmental authority or arbitration board or tribunal that, if adversely determined, would materially adversely affect (i) the undertaking or completion of the Project, (ii) the properties, activities, prospects or condition (financial or otherwise) of the Borrower or its Environmental Infrastructure System, (iii) the ability of the Borrower to make all Loan Repayments or any other payments required under this Loan Agreement,
(iv) the authorization, execution, attestation or delivery of this Loan Agreement or the Borrower Bond, (v) the issuance of the Borrower Bond and the sale thereof to the Trust, (vi) the adoption of the Borrower Bond Resolution, or
(vii) the Borrower's ability otherwise to observe and perform its duties, covenants, obligations and agreements under this Loan Agreement and the Borrower Bond, which proceedings have not been previously disclosed in writing to the Trust either in the Borrower's application for the Loan or otherwise.

          (d) Compliance with Existing Laws and Agreements. (i) The authorization, execution, attestation and delivery of this Loan Agreement and the Borrower Bond by the Borrower, (ii) the authentication of the Borrower Bond by the trustee or paying agent under the Borrower Bond Resolution, as the case may be, and the sale of the Borrower Bond to the Trust, (iii) the adoption of the Borrower Bond Resolution, (iv) the observation and performance by the Borrower of its duties, covenants, obligations and agreements hereunder and thereunder, (v) the consummation of the transactions provided for in this Loan Agreement, the Borrower Bond Resolution and the Borrower Bond, and (vi) the undertaking and completion of the Project will not (A) other than the lien, charge or encumbrance created hereby, by the Borrower Bond, by the Borrower Bond Resolution and by any other outstanding debt obligations of the Borrower that are at parity with the Borrower Bond as to lien on, and source and security for payment thereon from, the revenues of the Borrower's Environmental Infrastructure System, result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Borrower pursuant to, (B) result in any breach of any of the terms, conditions or provisions of, or (C) constitute a default under, any existing resolution, outstanding debt or lease obligation, trust agreement, indenture, mortgage, deed of trust, loan agreement or other instrument to which the Borrower is a party or by which the Borrower, its Environmental Infrastructure System or any of its properties or assets may be bound, nor will such action result in any violation of the provisions of the charter or other document pursuant to which the Borrower was established or any laws, ordinances, injunctions, judgments, decrees, rules, regulations or existing orders of any court or governmental or administrative agency, authority or person to which the Borrower, its Environmental Infrastructure System or its properties or operations is subject.

          (e) No Defaults. No event has occurred and no condition exists that, upon the authorization, execution, attestation and delivery of this Loan Agreement and the Borrower Bond, the issuance of the Borrower Bond and the sale thereof to the Trust, the adoption of the Borrower Bond Resolution or the receipt of the amount of the Loan, would constitute an Event of Default hereunder. Since December 31, 1975 and as of the date of delivery of this Loan Agreement, the Borrower has not been, and is not now, in default in the payment of the principal of or interest on any of its bonds, notes, lease purchase agreements or other debt obligations. The Borrower is not in violation of, and has not received notice of any claimed violation of, any term of any agreement or other instrument to which it is a party or by which it, its Environmental Infrastructure System or its properties may be bound, which violation would materially adversely affect the properties, activities, prospects or condition (financial or otherwise) of the Borrower or its Environmental Infrastructure System or the ability of the Borrower to make all Loan Repayments, to pay all other amounts due hereunder or otherwise to observe and perform its duties, covenants, obligations and agreements under this Loan Agreement and the Borrower Bond.

          (f) Governmental Consent. The Borrower has obtained all permits and approvals required to date by any governmental body or officer for the authorization, execution, attestation and delivery of this Loan Agreement and the Borrower Bond, for the issuance of the Borrower Bond and the sale thereof to the Trust, for the adoption of the Borrower Bond Resolution, for the making, observance and performance by the Borrower of its duties, covenants, obligations and agreements under this Loan Agreement and the Borrower Bond and for the undertaking or completion of the Project and the financing or refinancing thereof, including, but not limited to, the approval by the New Jersey Board of Public Utilities (the "BPU") of the issuance by the Borrower of the Borrower Bond to the Trust, as required by Section 9a of the Act, and any other approvals required therefor by the BPU; and the Borrower has complied with all applicable provisions of law requiring any notification, declaration, filing or registration with any governmental body or officer in connection with the making, observance and performance by the Borrower of its duties, covenants, obligations and agreements under this Loan Agreement and the Borrower Bond or with the undertaking or completion of the Project and the financing or refinancing thereof. No consent, approval or authorization of, or filing, registration or qualification with, any governmental body or officer that has not been obtained is required on the part of the Borrower as a condition to the authorization, execution, attestation and delivery of this Loan Agreement and the Borrower Bond, the issuance of the Borrower Bond and the sale thereof to the Trust, the undertaking or completion of the Project or the consummation of any transaction herein contemplated.

         (g) Compliance with Law.  The Borrower:

                  (i) is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, the failure to comply with which would materially adversely affect (A) the ability of the Borrower to conduct its activities or to undertake or complete the Project, (B) the ability of the Borrower to make the Loan Repayments and to pay all other amounts due hereunder, or (C) the condition (financial or otherwise) of the Borrower or its Environmental Infrastructure System; and

                  (ii) has obtained all licenses, permits, franchises or other governmental authorizations presently necessary for the ownership of its properties or for the conduct of its activities that, if not obtained, would materially adversely affect (A) the ability of the Borrower to conduct its activities or to undertake or complete the Project, (B) the ability of the Borrower to make the Loan Repayments and to pay all other amounts due hereunder, or (C) the condition (financial or otherwise) of the Borrower or its Environmental Infrastructure System.

          (h) Use of Proceeds. The Borrower will apply the proceeds of the Loan from the Trust as described in Exhibit B attached hereto and made a part hereof
(i) to finance or refinance a portion of the Cost of the Borrower's Project; and
(ii) where applicable, to reimburse the Borrower for a portion of the Cost of the Borrower's Project, which portion was paid or incurred in anticipation of reimbursement by the Trust and is eligible for such reimbursement under and pursuant to the Regulations, the Code and any other applicable law. All of such costs constitute Costs for which the Trust is authorized to make Loans to the Borrower pursuant to the Act and the Regulations.

          (i) Official Statement. The descriptions and information set forth in the Borrower Appendices, if any, contained in the Official Statement relating to the Borrower, its operations and the transactions contemplated hereby, as of the date of the Official Statement, were and, as of the date of delivery hereof, are true and correct in all material respects, and did not and do not contain any untrue statement of a material fact or omit to state a material fact that is necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          (j) Preliminary Official Statement. As of the date of the Preliminary Official Statement, the descriptions and information set forth in the Borrower Appendices, if any, contained in the Preliminary Official Statement relating to the Borrower, its operations and the transactions contemplated hereby were "deemed final" by the Borrower for the purposes and within the meaning of Rule 15c2-12.

         SECTION 2.02.  Particular Covenants of Borrower.

          (a) Promise to Pay. The Borrower unconditionally and irrevocably promises, in accordance with the terms of and to the extent provided in the Borrower Bond Resolution, to make punctual payment of the principal and redemption premium, if any, of the Loan and the Borrower Bond, the Interest on the Loan, the Interest on the Borrower Bond and all other amounts due under this Loan Agreement and the Borrower Bond according to their respective terms.

          (b) Performance Under Loan Agreement; Rates. The Borrower covenants and agrees (i) to comply with all applicable State and federal laws, rules and regulations in the performance of this Loan Agreement; (ii) to maintain its Environmental Infrastructure System in good repair and operating condition;
(iii) to cooperate with the Trust in the observance and performance of the respective duties, covenants, obligations and agreements of the Borrower and the Trust under this Loan Agreement; and (iv) to establish, levy and collect rents, rates and other charges for the products and services provided by its Environmental Infrastructure System, which rents, rates and other charges shall be at least sufficient to comply with all covenants pertaining thereto contained in, and all other provisions of, any bond resolution, trust indenture or other security agreement, if any, relating to any bonds, notes or other evidences of indebtedness issued or to be issued by the Borrower, including without limitation rents, rates and other charges, together with other available moneys, sufficient to pay the principal of and Interest on the Borrower Bond, plus all other amounts due hereunder.

          (c) Borrower  Bond; No Prior Liens.  Except for (i) the Borrower Bond,
(ii) any bonds at parity with the Borrower Bond and currently outstanding or issued on the date hereof, (iii) any future bonds of the Borrower issued under the Borrower Bond Resolution at parity with the Borrower Bond, and (iv) any Permitted Encumbrances (as defined in the Borrower Bond Resolution), the assets of the Borrower that are subject to the Borrower Bond Resolution are and will be free and clear of any pledge, lien, charge or encumbrance thereon or with respect thereto prior to, or of equal rank with, the Borrower Bond, and all corporate or other action on the part of the Borrower to that end has been and will be duly and validly taken.

          (d) Completion of Project and Provision of Moneys Therefor. The Borrower covenants and agrees (i) to exercise its best efforts in accordance with prudent environmental infrastructure utility practice to complete the Project and to accomplish such completion on or before the estimated Project completion date set forth in Exhibit G hereto and made a part hereof; (ii) to comply with the terms and provisions contained in Exhibit G hereto; and (iii) to provide from its own fiscal resources all moneys, in excess of the total amount of loan proceeds it receives under the Loan and Fund Loan, required to complete the Project.

          (e) Disposition of Environmental Infrastructure System. The Borrower shall not permit the disposition of all or substantially all of its Environmental Infrastructure System, directly or indirectly, including, without limitation, by means of sale, lease, abandonment, sale of stock, statutory merger or otherwise (collectively, a "Disposition"), except on ninety (90) days' prior written notice to the Trust, and, in any event, shall not permit a Disposition unless the following conditions are met: (i) the Borrower shall, in accordance with Section 4.02 hereof, assign this Loan Agreement and the Borrower Bond and its rights and interests hereunder and thereunder to the purchaser or lessee of the Environmental Infrastructure System, and such purchaser or lessee shall assume all duties, covenants, obligations and agreements of the Borrower under this Loan Agreement and the Borrower Bond; and (ii) the Trust shall by appropriate action determine, in its sole discretion, that such sale, lease, abandonment or other disposition will not adversely affect (A) the Trust's ability to meet its duties, covenants, obligations and agreements under the Bond Resolution, (B) the value of this Loan Agreement or the Borrower Bond as security for the payment of Trust Bonds and the interest thereon, or (C) the excludability from gross income for federal income tax purposes of the interest on Trust Bonds then outstanding or that could be issued in the future.

          (f) Exclusion of Interest from Federal Gross Income and Compliance with Code.

                  (i) The Borrower covenants and agrees that it shall not take any action or omit to take any action that would result in the loss of the exclusion of the interest on any Trust Bonds now or hereinafter issued from gross income for purposes of federal income taxation as that status is governed by Section 103(a) of the Code.

                  (ii) The Borrower shall not directly or indirectly use or permit the use of any proceeds of the Trust Bonds (or amounts replaced with such proceeds) or any other funds or take any action or omit to take any action that would cause the Trust Bonds (assuming solely for this purpose that the proceeds of the Trust Bonds loaned to the Borrower represent all of the proceeds of the Trust Bonds) to be "arbitrage bonds" within the meaning of Section 148(a) of the Code.

                  (iii) The Borrower shall not directly or indirectly use or permit the use of any proceeds of the Trust Bonds to pay the principal of or the interest or redemption premium on or any other amount in connection with the retirement or redemption of any issue of state or local governmental obligations ("refinancing of indebtedness"), unless the Borrower shall (A) establish to the satisfaction of the Trust, prior to the issuance of the Trust Bonds, that such refinancing of indebtedness will not adversely affect the exclusion from gross income of the interest on the Trust Bonds for federal income tax purposes under Section 103 of the Code, and (B) provide to the Trust an opinion of Bond Counsel to that effect in form and substance satisfactory to the Trust.

                  (iv) The Borrower shall not directly or indirectly use or permit the use of any proceeds of the Trust Bonds to reimburse the Borrower for an expenditure with respect to a Cost of the Borrower's Project paid by the Borrower prior to the issuance of the Trust Bonds, unless (A) the allocation by the Borrower of the proceeds of the Trust Bonds to reimburse such expenditure complies with the requirements of Treasury Regulations ss.1.150-2 necessary to enable the reimbursement allocation to be treated as an expenditure of the proceeds of the Trust Bonds for purposes of applying Sections 103 and 141-150, inclusive, of the Code, or (B) such proceeds of the Trust Bonds will be used for refinancing of indebtedness that was used to pay Costs of the Borrower's Project or to reimburse the Borrower for expenditures with respect to Costs of the Borrower's Project paid by the Borrower prior to the issuance of such indebtedness in accordance with a reimbursement allocation for such expenditures that complies with the requirements of Treasury Regulations ss.1.150-2.

                  (v) The Borrower shall not directly or indirectly use or permit the use of any proceeds of the Trust Bonds to pay any Cost of the Borrower's Project that does not constitute a "capital expenditure" within the meaning of Treasury Regulationsss.1.150-1.

                  (vi) The Borrower shall not use the proceeds of the Trust Bonds (assuming solely for this purpose that the proceeds of the Trust Bonds loaned to the Borrower represent all of the proceeds of the Trust Bonds) in any manner that would cause the Trust Bonds to be considered "federally guaranteed" within the meaning of Section 149(b) of the Code or "hedge bonds" within the meaning of Section 149(g) of the Code.

                  (vii) The Borrower shall not issue any debt  obligations  that
         (A) are sold at substantially the same time as the Trust Bonds and finance or refinance the Loan made to the Borrower, (B) are sold pursuant to the same plan of financing as the Trust Bonds and finance or refinance the Loan made to the Borrower, and (C) are reasonably expected to be paid out of substantially the same source of funds as the Trust Bonds and finance or refinance the Loan made to the Borrower.

                  (viii) Neither the Borrower nor any "related party" (within the meaning of Treasury Regulations ss.1.150-1) shall purchase Trust Bonds in an amount related to the amount of the Loan.

                  (ix) The Borrower will not issue or permit to be issued obligations that will constitute an "advance refunding" of the Borrower Bond within the meaning of Section 149(d)(5) of the Code without the express written consent of the Trust, which consent may only be delivered by the Trust after the Trust has received notice from the Borrower of such contemplated action no later than sixty (60) days prior to any such contemplated action, and which consent is in the sole discretion of the Trust.

                  (x) The Borrower will not have a reserve or replacement fund (within the meaning of Section 148(d)(1) of the Code) allocable to the Borrower Bond evidencing the Loan.

                  (xi) No "gross proceeds" of the Trust Bonds held by the Borrower (other than amounts in a "bona fide debt service fund") will be held in a "commingled fund" (as such terms are defined in Treasury Regulations ss.1.148-1(b)).

                  (xii) Based upon all of the objective facts and circumstances in existence on the date of issuance of the Trust Bonds used to finance the Project, (A) within six months of the date of issuance of the Trust Bonds used to finance the Project, the Borrower will incur a substantial binding obligation to a third party to expend on the Project at least five percent (5%) of the "net sale proceeds" (within the meaning of Treasury Regulations ss.1.148-1) of the Loan used to finance the Project (treating an obligation as not being binding if it is subject to contingencies within the control of the Borrower, the Trust or a "related party" (within the meaning of Treasury Regulations ss.1.150-1)), (B) completion of the Project and the allocation to expenditures of the "net sale proceeds" of the Loan used to finance the Project will proceed with due diligence, and (C) all of the proceeds of the Loan used to finance the Project (other than amounts deposited into the Debt Service Reserve Fund allocable to that portion of the Loan used to finance reserve capacity, if any) and investment earnings thereon will be spent prior to the period ending three (3) years subsequent to the date of issuance of the Trust Bonds used to finance the Project. Accordingly, the proceeds of the Loan deposited in the Project Loan Account used to finance the Project will be eligible for the 3-year arbitrage temporary period since the expenditure test, time test and due diligence test, as set forth in Treasury Regulations ss.1.148-2(e)(2), will be satisfied.

                  (xiii) The weighted average maturity of the Loan does not exceed 120% of the average reasonably expected economic life of the Project financed or refinanced with the Loan, determined in the same manner as under Section 147(b) of the Code. Accordingly, the term of the Loan will not be longer than is reasonably necessary for the governmental purposes of the Loan within the meaning of Treasury Regulations ss.1.148-1(c)(4).

          For purposes of this subsection and subsection (h) of this Section 2.02, quoted terms shall have the meanings given thereto by Section 148 of the
Code, including, particularly, Treasury Regulations ss.ss.1.148-1 through 1.148-11, inclusive, as supplemented or amended, to the extent applicable to the Trust Bonds, and any successor Treasury Regulations applicable to the Trust Bonds.

          (g) Operation and Maintenance of Environmental Infrastructure System. The Borrower covenants and agrees that it shall, in accordance with prudent environmental infrastructure utility practice, (i) at all times operate the properties of its Environmental Infrastructure System and any business in connection therewith in an efficient manner, (ii) maintain its Environmental Infrastructure System in good repair, working order and operating condition, and
(iii) from time to time make all necessary and proper repairs, renewals, replacements, additions, betterments and improvements with respect to its Environmental Infrastructure System so that at all times the business carried on in connection therewith shall be properly and advantageously conducted; provided, that no provision of this subsection shall prevent the sale, lease, abandonment or other disposition of property that comprises a portion of the Borrower's Environmental Infrastructure System, so long as such sale, lease, abandonment or other disposition does not materially adversely affect the Borrower's Environmental Infrastructure System.

          (h) Records and Accounts.

                  (i) The Borrower shall keep accurate records and accounts for its Environmental Infrastructure System specifically relating to the Project (the "Project Records") separate and distinct from its other records and accounts (the "General Records"). Such Project Records shall be audited annually by an independent certified public accountant, which may be part of the annual audit of the General Records of the Borrower. Such Project Records and General Records shall be made available for inspection by the Trust at any reasonable time upon prior written notice, and a copy of such annual audit(s) therefor, including all written comments and recommendations of such accountant, shall be furnished to the Trust within 150 days of the close of the fiscal year being so audited or, with the consent of the Trust, such additional period as may be provided by law.

                  (ii) Unless otherwise advised in writing by the Trust, in furtherance of the covenant of the Borrower contained in subsection (f) of this Section 2.02 not to cause the Trust Bonds to be arbitrage bonds, the Borrower shall keep, or cause to be kept, accurate records of each investment it makes in any "nonpurpose investment" acquired with, or otherwise allocated to, "gross proceeds" of the Trust Bonds not held by the Trustee and each "expenditure" it makes allocated to "gross proceeds" of the Trust Bonds. Such records shall include the purchase price, including any constructive "payments" (or in the case of a "payment" constituting a deemed acquisition of a "nonpurpose investment" (e.g., a "nonpurpose investment" first allocated to "gross proceeds" of the Trust Bonds after it is actually acquired because it is deposited in a sinking fund for the Trust Bonds)), the "fair market value" of the "nonpurpose investment" on the date first allocated to the "gross proceeds" of the Trust Bonds, nominal interest rate, dated date, maturity date, type of property, frequency of periodic payments, period of compounding, yield to maturity, amount actually or constructively received on disposition (or in the case of a "receipt" constituting a deemed disposition of a "nonpurpose investment" (e.g., a "nonpurpose investment" that ceases to be allocated to the "gross proceeds" of the Trust Bonds because it is removed from a sinking fund for the Trust Bonds)), the "fair market value" of the "nonpurpose investment" on the date it ceases to be allocated to the "gross proceeds" of the Trust Bonds, the purchase date and disposition date of the "nonpurpose investment" and evidence of the "fair market value" of such property on the purchase date and disposition date (or deemed purchase or disposition date) for each such "nonpurpose investment". The purchase date, disposition date and the date of determination of "fair market value" shall be the date on which a contract to purchase or sell the "nonpurpose investment" becomes binding, i.e., the trade date rather than the settlement date. For purposes of the calculation of purchase price and disposition price, brokerage or selling commissions, administrative expenses or similar expenses shall not increase the purchase price of an item and shall not reduce the amount actually or constructively received upon disposition of an item, except to the extent such costs constitute "qualified administrative costs".

                  (iii) Within thirty (30) days of the last day of the fifth and each succeeding fifth "bond year" (which, unless otherwise advised by the Trust, shall be the five-year period ending on the date five years subsequent to the date immediately preceding the date of issuance of the Trust Bonds and each succeeding fifth "bond year") and within thirty (30) days of the date the last bond that is part of the Trust Bonds is discharged (or on any other periodic basis requested in writing by the Trust), the Borrower shall (A) calculate, or cause to be calculated, the "rebate amount" as of the "computation date" or "final computation date" attributable to any "nonpurpose investment" made by the Borrower and (B) remit the following to the Trust: (1) an amount of money that when added to the "future value" as of the "computation date" of any previous payments made to the Trust on account of rebate equals the "rebate amount", (2) the calculations supporting the "rebate amount" attributable to any "nonpurpose investment" made by the Borrower allocated to "gross proceeds" of the Trust Bonds, and (3) any other information requested by the Trust relating to compliance with Section 148 of the Code (e.g., information related to any "nonpurpose investment" of the Borrower for purposes of application of the "universal cap").

                  (iv) The Borrower covenants and agrees that it will account for "gross proceeds" of the Trust Bonds, investments allocable to the Trust Bonds and expenditures of "gross proceeds" of the Trust Bonds in accordance with Treasury Regulations ss.1.148-6. All allocations of "gross proceeds" of the Trust Bonds to expenditures will be recorded on the books of the Borrower kept in connection with the Trust Bonds no later than 18 months after the later of the date the particular Cost of the Borrower's Project is paid or the date the portion of the project financed by the Trust Bonds is placed in service. All allocations of proceeds of the Trust Bonds to expenditures will be made no later than the date that is 60 days after the fifth anniversary of the date the Trust Bonds are issued or the date 60 days after the retirement of the Trust Bonds, if earlier. Such records and accounts will include the particular Cost paid, the date of the payment and the party to whom the payment was made.

          (i) Inspections; Information. The Borrower shall permit the Trust and the Trustee and any party designated by any of such parties, at any and all reasonable times during construction of the Project and thereafter upon prior written notice, to examine, visit and inspect the property, if any, constituting the Project and to inspect and make copies of any accounts, books and records, including (without limitation) its records regarding receipts, disbursements, contracts, investments and any other matters relating thereto and to its financial standing, and shall supply such reports and information as the Trust and the Trustee may reasonably require in connection therewith.

          (j) Insurance. The Borrower shall maintain or cause to be maintained, in force, insurance policies with responsible insurers or self-insurance programs providing against risk of direct physical loss, damage or destruction of its Environmental Infrastructure System at least to the extent that similar insurance is usually carried by utilities constructing, operating and maintaining Environmental Infrastructure Facilities of the nature of the Borrower's Environmental Infrastructure System, including liability coverage, all to the extent available at reasonable cost but in no case less than will satisfy all applicable regulatory requirements.

          (k) Cost of Project. The Borrower certifies that the building cost of the Project, as listed in Exhibit B hereto and made a part hereof, is a reasonable and accurate estimation thereof, and it will supply to the Trust a certificate from a licensed professional engineer authorized to practice in the

State stating that such building cost is a reasonable and accurate estimation and that the useful life of the Project exceeds twenty (20) years from the expected date of the Loan Closing.

          (l) Delivery of Documents. Concurrently with the delivery of this Loan Agreement (as previously authorized, executed and attested) at the Loan Closing, the Borrower will cause to be delivered to the Trust and the Trustee each of the following items:

                  (i) an opinion of the Borrower's bond counsel substantially in the form of Exhibit E hereto; provided, however, that the Trust may permit portions of such opinion to be rendered by general counsel to the Borrower and may permit variances in such opinion from the form set forth in Exhibit E if, in the opinion of the Trust, such variances are not to the material detriment of the interests of the holders of the Trust Bonds;

                  (ii) counterparts of this Loan Agreement as previously executed and attested by the parties hereto;

                  (iii) copies of those resolutions finally adopted by the board of directors of the Borrower and requested by the Trust, including, without limitation, (A) the resolution of the Borrower authorizing the execution, attestation and delivery of this Loan Agreement, (B) the Borrower Bond Resolution, as amended and supplemented as of the date of the Loan Closing, authorizing the execution, attestation, authentication, sale and delivery of the Borrower Bond to the Trust,
         (C) the resolution of the Borrower confirming the details of the sale of the Borrower Bond to the Trust, (D) the resolution of the Borrower, if any, declaring its official intent to reimburse expenditures for the Cost of the Project from the proceeds of the Trust Bonds, each of said resolutions of the Borrower being certified by an Authorized Officer of the Borrower as of the date of the Loan Closing, (E) the resolution of the BPU approving the issuance by the Borrower of the Borrower Bond to the Trust and setting forth any other approvals required therefor by the BPU, and (F) any other Proceedings;

                  (iv) if the Loan is being made to reimburse the Borrower for all or a portion of the Costs of the Borrower's Project or to refinance indebtedness or reimburse the Borrower for the repayment of indebtedness previously incurred by the Borrower to finance all or a portion of the Costs of the Borrower's Project, an opinion of Bond Counsel, in form and substance satisfactory to the Trust, to the effect that such reimbursement or refinancing will not adversely affect the exclusion from gross income of the interest on the Trust Bonds for federal income tax purposes under Section 103 of the Code; and

                  (v) the certificates of insurance coverage as required pursuant to the terms of Section 3.06(d) hereof and such other certificates, documents, opinions and information as the Trust may require in Exhibit F hereto, if any.

          (m) Execution and Delivery of Borrower Bond. Concurrently with the delivery of this Loan Agreement at the Loan Closing, the Borrower shall also deliver to the Trust the Borrower Bond, as previously executed, attested and authenticated, upon the receipt of a written certification of the Trust that a portion of the net proceeds of the Trust Bonds shall be deposited in the Project Loan Account simultaneously with the delivery of the Borrower Bond.

          (n) Notice of Material Adverse Change. The Borrower shall promptly notify the Trust of any material adverse change in the properties, activities, prospects or condition (financial or otherwise) of the Borrower or its Environmental Infrastructure System, or in the ability of the Borrower to make all Loan Repayments and otherwise to observe and perform its duties, covenants, obligations and agreements under this Loan Agreement and the Borrower Bond.

          (o) Continuing Representations. The representations of the Borrower contained herein shall be true at the time of the execution of this Loan Agreement and at all times during the term of this Loan Agreement.

          (p) Continuing Disclosure Covenant. To the extent that the Trust, in its sole discretion, determines, at any time prior to the termination of the Loan Term, that the Borrower is a material "obligated person", as the term "obligated person" is defined in Rule 15c2-12, with materiality being determined by the Trust pursuant to criteria established, from time to time, by the Trust in its sole discretion and set forth in a bond resolution or official statement of the Trust, the Borrower hereby covenants that it will authorize and provide to the Trust, for inclusion in any preliminary official statement or official statement of the Trust, all statements and information relating to the Borrower deemed material by the Trust for the purpose of satisfying Rule 15c2-12 as well as Rule 10b-5 promulgated pursuant to the Securities Exchange Act of 1934, as amended or supplemented, including any successor regulation or statute thereto ("Rule 10b-5"), including certificates and written representations of the Borrower evidencing its compliance with Rule 15c2-12 and Rule 10b-5; and the Borrower hereby further covenants that the Borrower shall execute and deliver the Continuing Disclosure Agreement, in substantially the form attached hereto as Exhibit H, with such revisions thereto prior to execution and delivery thereof as the Trust shall determine to be necessary, desirable or convenient, in its sole discretion, for the purpose of satisfying Rule 15c2-12 and the purposes and intent thereof, as Rule 15c2-12, its purposes and intent may hereafter be interpreted from time to time by the SEC or any court of competent jurisdiction; and pursuant to the terms and provisions of the Continuing Disclosure Agreement, the Borrower shall thereafter provide on-going disclosure with respect to all statements and information relating to the Borrower in satisfaction of the requirements set forth in Rule 15c2-12 and Rule 10b-5, including the provision of certificates and written representations of the Borrower evidencing its compliance with Rule 15c2-12 and Rule 10b-5.

          (q) Additional Covenants and Requirements. No later than the Loan Closing and, if necessary, in connection with the Trust's issuance of the Trust Bonds or the making of the Loan, additional covenants and requirements have been included in Exhibit F hereto and made a part hereof. Such covenants and requirements may include, but need not be limited to, the maintenance of specified levels of Environmental Infrastructure System rates, the issuance of additional debt of the Borrower, the use by or on behalf of the Borrower of certain proceeds of the Trust Bonds as such use relates to the exclusion from gross income for federal income tax purposes of the interest on any Trust Bonds, the transfer of revenues and receipts from the Borrower's Environmental Infrastructure System, compliance with Rule 15c2-12, Rule 10b-5 and any other applicable federal or State securities laws, and matters in connection with the appointment of the Trustee under the Bond Resolution and any successors thereto. The Borrower agrees to observe and comply with each such additional covenant and requirement, if any, included in Exhibit F hereto.

                                   ARTICLE III

              LOAN TO BORROWER; AMOUNTS PAYABLE; GENERAL AGREEMENTS

          SECTION 3.01. Loan; Loan Term. The Trust hereby agrees to make the Loan as described in Exhibit A-2 hereof and to disburse proceeds of the Loan to the Borrower in accordance with Section 3.02 and Exhibit C hereof, and the Borrower hereby agrees to borrow and accept the Loan from the Trust upon the terms set forth in Exhibit A-2 attached hereto and made a part hereof; provided, however, that the Trust shall be under no obligation to make the Loan if (a) at the Loan Closing, the Borrower does not deliver to the Trust a Borrower Bond and such other documents required under Section 2.02(l) hereof, or (b) an Event of Default has occurred and is continuing under the Bond Resolution or this Loan Agreement. Although the Trust intends to disburse proceeds of the Loan to the Borrower at the times and up to the amounts set forth in Exhibit C to pay a portion of the Cost of the Project, due to unforeseen circumstances there may not be a sufficient amount on deposit in the Project Fund on any date to make the disbursement in such amount. Nevertheless, the Borrower agrees that the amount actually deposited in the Project Loan Account at the Loan Closing plus the Borrower's allocable share of certain costs of issuance and underwriter's discount for all Trust Bonds issued to finance the Loan shall constitute the initial principal amount of the Loan (as the same may be adjusted downward in accordance with the definition thereof), and neither the Trust nor the Trustee shall have any obligation thereafter to loan any additional amounts to the Borrower.

          The Borrower shall use the proceeds of the Loan strictly in accordance with Section 2.01(h) hereof.

          The payment obligations created under this Loan Agreement and the obligations to pay the principal of the Borrower Bond, Interest on the Borrower Bond and other amounts due under the Borrower Bond are each direct, general, irrevocable and unconditional obligations of the Borrower payable from any source legally available to the Borrower in accordance with the terms of and to the extent provided in the Borrower Bond Resolution.

          SECTION 3.02. Disbursement of Loan Proceeds. (a) The Trustee, as the agent of the Trust, shall disburse the amounts on deposit in the Project Loan Account to the Borrower upon receipt of a requisition executed by an Authorized Officer of the Borrower, and approved by the Trust, in a form meeting the requirements of Section 5.02(3) of the Bond Resolution.

          (b) The Trust and Trustee shall not be required to disburse any Loan proceeds to the Borrower under this Loan Agreement, unless:

                  (i) the proceeds of the Trust Bonds shall be available for disbursement, as determined solely by the Trust;

                  (ii) in accordance with the Bond Act, and the Regulations, the Borrower shall have timely applied for, shall have been awarded and, prior to or simultaneously with the Loan Closing, shall have closed a Fund Loan for a portion of the Allowable Costs (as defined in such regulations) of the Project in an amount not in excess of the amount of Allowable Costs of the Project covered by the Loan from the Trust;

                  (iii) the Borrower shall have on hand moneys to pay for the greater of (A) that portion of the total cost of the Project that is not eligible to be funded from the Fund Loan or the Loan, or (B) that portion of the total cost of the Project that exceeds the actual amounts of the loan commitments made by the State and the Trust, respectively, for the Fund Loan and the Loan; and

                  (iv) no Event of Default nor any event that, with the passage of time or service of notice or both, would constitute an Event of Default shall have occurred and be continuing hereunder.

          SECTION 3.03. Amounts Payable. (a) The Borrower shall repay the Loan in installments payable to the Loan Servicer as follows:

                  (i) the principal of the Loan shall be repaid annually on August 1, commencing August 1, 2003, in accordance with the schedule set forth in Exhibit A-2 attached hereto and made a part hereof, as the same may be amended or modified by any credits applicable to the Borrower as set forth in the Bond Resolution;

                  (ii) the Interest Portion described in clause (i) of the definition thereof shall be paid semiannually on February 1 and August 1, commencing August 1, 2002, in accordance with the schedule set forth in Exhibit A-2 attached hereto and made a part hereof, as the same may be amended or modified by any credits applicable to the Borrower as set forth in the Bond Resolution; and

                  (iii) the Interest Portion described in clause (ii) of the definition thereof shall be paid upon the date of optional redemption or acceleration, as the case may be, of the Trust Bonds allocable to any prepaid or accelerated Trust Bond Loan Repayment.

          The obligations of the Borrower under the Borrower Bond shall be deemed to be amounts payable under this Section 3.03. Each Loan Repayment, whether satisfied through a direct payment by the Borrower to the Loan Servicer or (with respect to the Interest Portion) through the use of Trust Bond proceeds and income thereon on deposit in the Interest Account (as defined in the Bond

Resolution) to pay interest on the Trust Bonds, shall be deemed to be a credit against the corresponding obligation of the Borrower under this Section 3.03 and shall fulfill the Borrower's obligation to pay such amount hereunder and under the Borrower Bond. Each payment made to the Loan Servicer pursuant to this
Section 3.03 shall be applied first to the Interest Portion then due and payable, second to the principal of the Loan then due and payable, third to the payment of the Administrative Fee, and finally to the payment of any late charges hereunder.

          (b) The Interest on the Loan described in clause (iii) of the definition thereof shall (i) consist of a late charge for any Trust Bond Loan Repayment that is received by the Loan Servicer later than the tenth (10th) day following its due date and (ii) be payable immediately thereafter in an amount equal to the greater of twelve percent (12%) per annum or the Prime Rate plus one half of one percent per annum on such late payment from its due date to the date it is actually paid; provided, however, that the rate of Interest on the Loan, including, without limitation, any late payment charges incurred hereunder, shall not exceed the maximum interest rate permitted by law.

          (c) The Borrower shall receive, as a credit against its semiannual payment obligations of the Interest Portion, the amounts certified by the Trust pursuant to Section 5.10 of the Bond Resolution. Such amounts shall represent the Borrower's allocable share of the interest earnings on certain funds and accounts established under the Bond Resolution, calculated in accordance with
Section 5.10 of the Bond Resolution.

          (d) In accordance with the provisions of the Bond Resolution, the Borrower shall receive, as a credit against its Trust Bond Loan Repayments, the amounts set forth in the certificate of the Trust filed with the Trustee pursuant to Section 5.02(4) of the Bond Resolution.

          (e) The Interest on the Loan described in clause (ii) of the definition thereof shall be paid by the Borrower in the amount of one-half of the Administrative Fee, if any, to the Loan Servicer semiannually on each February 1 and August 1, commencing February 1, 2002, during the term of the Loan.

          (f) The Borrower hereby agrees to pay to the Trust at the Loan Closing a "Security Review Fee" in the amount necessary to reimburse the Trust for all of its costs and expenses incurred in connection with reviewing the additional security securing the Trust Loan as set forth in Exhibit F hereto, if any, including without limitation the fees and expenses of any professional advisers hired by the Trust in connection therewith.


          SECTION  3.04.  Unconditional  Obligations.   The  obligation  of  the

Borrower to make the Loan Repayments and all other payments required hereunder and the obligation to perform and observe the other duties, covenants, obligations and agreements on its part contained herein shall be absolute and unconditional, and shall not be abated, rebated, set-off, reduced, abrogated, terminated, waived, diminished, postponed or otherwise modified in any manner or to any extent whatsoever while any Trust Bonds remain outstanding or any Loan Repayments remain unpaid, for any reason, regardless of any contingency, act of God, event or cause whatsoever, including (without limitation) any acts or circumstances that may constitute failure of consideration, eviction or constructive eviction, the taking by eminent domain or destruction of or damage to the Project or Environmental Infrastructure System, commercial frustration of the purpose, any change in the laws of the United States of America or of the State or any political subdivision of either or in the rules or regulations of any governmental authority, any failure of the Trust or the Trustee to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with the Project, this Loan Agreement or the Bond Resolution, or any rights of set-off, recoupment, abatement or counterclaim that the Borrower might otherwise have against the Trust, the Trustee, the Loan Servicer or any other party or parties; provided, however, that payments hereunder shall not constitute a waiver of any such rights. The Borrower shall not be obligated to make any payments required to be made by any other Borrowers under separate Loan Agreements or the Bond Resolution.

          The Borrower acknowledges that payment of the Trust Bonds by the Trust, including payment from moneys drawn by the Trustee from the Debt Service Reserve Fund, does not constitute payment of the amounts due under this Loan Agreement and the Borrower Bond. If at any time the amount in the Debt Service Reserve Fund shall be less than the Debt Service Reserve Requirement as the result of any transfer of moneys from the Debt Service Reserve Fund to the Debt Service Fund (as all such terms are defined in the Bond Resolution) as the result of a failure by the Borrower to make any Trust Bond Loan Repayments required hereunder, the Borrower agrees to replenish (i) such moneys so transferred and (ii) any deficiency arising from losses incurred in making such transfer as the result of the liquidation by the Trust of Investment Securities (as defined in the Bond Resolution) acquired as an investment of moneys in the Debt Service Reserve Fund, by making payments to the Trust in equal monthly installments for the lesser of six (6) months or the remaining term of the Loan at an interest rate to be determined by the Trust necessary to make up any loss caused by such deficiency.

          The Borrower acknowledges that payment of the Trust Bonds from moneys that were originally received by the Loan Servicer from repayments by the Borrowers of loans made to the Borrowers by the State, acting by and through the

New Jersey Department of Environmental Protection, pursuant to loan agreements dated as of November 1, 2001 by and between the Borrowers and the State, acting by and through the New Jersey Department of Environmental Protection, to finance or refinance a portion of the cost of the Environmental Infrastructure Facilities of the Borrowers, and which moneys were upon such receipt by the Loan Servicer deposited in the Trust Bonds Security Account (as defined in the Bond Resolution), does not constitute payment of the amounts due under this Loan Agreement and the Borrower Bond.

          SECTION 3.05. Loan Agreement to Survive Bond Resolution and Trust Bonds. The Borrower acknowledges that its duties, covenants, obligations and agreements hereunder shall survive the discharge of the Bond Resolution applicable to the Trust Bonds and shall survive the payment of the principal and redemption premium, if any, of and the interest on the Trust Bonds until the Borrower can take no action or fail to take any action that could adversely affect the exclusion from gross income of the interest on the Trust Bonds for federal income tax purposes under Section 103 of the Code, at which time such duties, covenants, obligations and agreements hereunder shall, except for those set forth in Sections 3.06(a) and (b) hereof, terminate.

          SECTION 3.06. Disclaimer of Warranties and Indemnification. (a) The Borrower acknowledges and agrees that (i) neither the Trust nor the Trustee makes any warranty or representation, either express or implied, as to the value, design, condition, merchantability or fitness for particular purpose or fitness for any use of the Environmental Infrastructure System or the Project or any portions thereof or any other warranty or representation with respect thereto; (ii) in no event shall the Trust or the Trustee or their respective agents be liable or responsible for any incidental, indirect, special or consequential damages in connection with or arising out of this Loan Agreement or the Project or the existence, furnishing, functioning or use of the Environmental Infrastructure System or the Project or any item or products or services provided for in this Loan Agreement; and (iii) during the term of this Loan Agreement and to the fullest extent permitted by law, the Borrower shall indemnify and hold the Trust and the Trustee harmless against, and the Borrower shall pay any and all, liability, loss, cost, damage, claim, judgment or expense of any and all kinds or nature and however arising and imposed by law, which the Trust and the Trustee may sustain, be subject to or be caused to incur by reason of any claim, suit or action based upon personal injury, death or damage to property, whether real, personal or mixed, or upon or arising out of contracts entered into by the Borrower, the Borrower's ownership of the Environmental Infrastructure System or the Project, or the acquisition, construction or installation of the Project.

          (b) It is mutually agreed by the Borrower, the Trust and the Trustee that the Trust and its officers, agents, servants or employees shall not be liable for, and shall be indemnified and saved harmless by the Borrower in any event from, any action performed under this Loan Agreement and any claim or suit of whatsoever nature, except in the event of loss or damage resulting from their own negligence or willful misconduct. It is further agreed that the Trustee and its directors, officers, agents, servants or employees shall not be liable for, and shall be indemnified and saved harmless by the Borrower in any event from, any action performed pursuant to this Loan Agreement, except in the event of loss or damage resulting from their own negligence or willful misconduct.

          (c) The Borrower and the Trust agree that all claims shall be subject to and governed by the provisions of the New Jersey Contractual Liability Act, N.J.S.A. 59:13-1 et seq. (except for N.J.S.A. 59:13-9 thereof), although such Act by its express terms does not apply to claims arising under contract with the Trust.

          (d) In connection with its obligation to provide the insurance required under Section 2.02(j) hereof: (i) the Borrower shall include, or cause to be included, the Trust and its directors, employees and officers as additional "named insureds" on (A) any certificate of liability insurance procured by the Borrower (or other similar document evidencing the liability insurance coverage procured by the Borrower) and (B) any certificate of liability insurance procured by any contractor or subcontractor for the Project, and from the latter of the date of the Loan Closing or the date of the initiation of construction of the Project until the date the Borrower receives the written certificate of Project completion from the Trust, the Borrower shall maintain said liability insurance covering the Trust and said directors, employees and officers in good standing; and (ii) the Borrower shall include the Trust as an additional "named insured" on any certificate of insurance providing against risk of direct physical loss, damage or destruction of the Environmental Infrastructure System, and during the Loan Term the Borrower shall maintain said insurance covering the Trust in good standing.

          The Borrower shall provide the Trust with a copy of each of any such original, supplemental, amendatory or reissued certificates of insurance (or other similar documents evidencing the insurance coverage) required pursuant to this Section 3.06(d).

          SECTION 3.07. Option to Prepay Loan Repayments. The Borrower may prepay the Trust Bond Loan Repayments, in whole or in part (but if in part, in the amount of $100,000 or any integral multiple thereof), upon prior written notice to the Trust and the Trustee not less than ninety (90) days in addition to the number of days' advance notice to the Trustee required for any optional redemption of the Trust Bonds, and upon payment by the Borrower to the Trustee of amounts that, together with investment earnings thereon, will be sufficient to pay the principal amount of the Trust Bond Loan Repayments to be prepaid plus the Interest Portion described in clause (ii) of the definition thereof on any such date of redemption; provided, however, that any such full or partial prepayment may only be made (i) if the Borrower is not then in arrears on its

Fund Loan, (ii) if the Borrower is contemporaneously making a full or partial prepayment of the Fund Loan such that, after the prepayment of the Loan and the Fund Loan, the Trust, in its sole discretion, determines that the interests of the owners of the Trust Bonds are not adversely affected by such prepayments, and (iii) upon the prior written approval of the Trust. In addition, if at the time of such prepayment the Trust Bonds may only be redeemed at the option of the Trust upon payment of a premium, the Borrower shall add to its prepayment of Trust Bond Loan Repayments an amount, as determined by the Trust, equal to such premium allocable to the Trust Bonds to be redeemed as a result of the Borrower's prepayment. Prepayments shall be applied first to the Interest Portion that accrues on the portion of the Loan to be prepaid until such prepayment date as described in clause (ii) of the definition thereof and then to principal payments (including premium, if any) on the Loan in inverse order of their maturity.

          SECTION 3.08. Priority of Loan and Fund Loan. (a) The Borrower hereby acknowledges that, to the extent allowed by law, any Loan Repayments then due and payable on the Loan shall be satisfied by the Loan Servicer before any loan repayments on the Borrower's Fund Loan shall be satisfied by the Loan Servicer. The Borrower agrees not to interfere with any such action by the Loan Servicer.

          (b) The Borrower hereby acknowledges that in the event the Borrower fails or is unable to pay promptly to the Trust in full any Trust Bond Loan Repayments under this Loan Agreement when due, then any (i) Administrative Fee paid hereunder, (ii) late charges paid hereunder, and (iii) loan repayments paid by the Borrower on its Fund Loan under the related loan agreement therefor, any of which payments shall be received by the Loan Servicer during the time of any such Trust Bond Loan Repayment deficiency, shall be applied by the Loan Servicer first to satisfy such Trust Bond Loan Repayment deficiency as a credit against the obligations of the Borrower to make payments of the Interest Portion under the Loan and the Borrower Bond, second, to the extent available, to make Trust Bond Loan Repayments of principal hereunder and payments of principal under the Borrower Bond, third, to the extent available, to pay the Administrative Fee, fourth, to the extent available, to pay any late charges hereunder, fifth, to the extent available, to satisfy the repayment of the Borrower's Fund Loan under its related loan agreement therefor, and finally, to the extent available, to satisfy the repayment of the administrative fee under any such related loan agreement.


          (c) The Borrower hereby further acknowledges that any loan repayments paid by the Borrower on its Fund Loan under the related loan agreement therefor shall be applied (i) according to Section 3(c) of the Loan Servicing and Trust Bonds Security Agreement (as defined in the definition of Loan Servicer herein) and (ii) according to the provisions of the Master Program Trust Agreement.

                                   ARTICLE IV

                 ASSIGNMENT OF LOAN AGREEMENT AND BORROWER BOND

          SECTION 4.01. Assignment and Transfer by Trust. (a) The Borrower hereby expressly acknowledges that, other than the provisions of Section 2.02(d)(ii) hereof, the Trust's right, title and interest in, to and under this Loan Agreement and the Borrower Bond have been assigned to the Trustee as security for the Trust Bonds as provided in the Bond Resolution, and that if any Event of Default shall occur, the Trustee or any Bond Insurer (as such term may be defined in the Bond Resolution), if applicable, pursuant to the Bond Resolution, shall be entitled to act hereunder in the place and stead of the Trust. The Borrower hereby acknowledges the requirements of the Bond Resolution applicable to the Trust Bonds and consents to such assignment and appointment. This Loan Agreement and the Borrower Bond, including, without limitation, the right to receive payments required to be made by the Borrower hereunder and to compel or otherwise enforce observance and performance by the Borrower of its other duties, covenants, obligations and agreements hereunder, may be further transferred, assigned and reassigned in whole or in part to one or more assignees or subassignees by the Trustee at any time subsequent to their execution without the necessity of obtaining the consent of, but after giving prior written notice to, the Borrower.

          The Trust shall retain the right to compel or otherwise enforce observance and performance by the Borrower of its duties, covenants, obligations and agreements under Section 2.02(d)(ii) hereof; provided, however, that in no event shall the Trust have the right to accelerate the Borrower Bond in connection with the enforcement of Section 2.02(d)(ii) hereof.

          (b) The Borrower hereby approves and consents to any assignment or transfer of this Loan Agreement and the Borrower Bond that the Trust deems to be necessary in connection with any refunding of the Trust Bonds or the issuance of additional bonds under the Bond Resolution or otherwise, all in connection with the pooled loan program of the Trust.

          SECTION 4.02. Assignment by Borrower. Neither this Loan Agreement nor the Borrower Bond may be assigned by the Borrower for any reason, unless the following conditions shall be satisfied: (i) the Trust and the Trustee shall have approved said assignment in writing; (ii) the assignee shall have expressly assumed in writing the full and faithful observance and performance of the Borrower's duties, covenants, obligations and agreements under this Loan Agreement and, to the extent permitted under applicable law, the Borrower Bond;
(iii) immediately after such assignment, the assignee shall not be in default in the observance or performance of any duties, covenants, obligations or agreements of the Borrower under this Loan Agreement or the Borrower Bond; and

(iv) the Trust shall have received an opinion of Bond Counsel to the effect that such assignment will not adversely affect the security of the holders of the Trust Bonds or the exclusion of the interest on the Trust Bonds from gross income for purposes of federal income taxation under Section 103(a) of the Code.

                                   ARTICLE V

                         EVENTS OF DEFAULT AND REMEDIES

          SECTION 5.01. Events of Default. If any of the following events occur, it is hereby defined as and declared to be and to constitute an "Event of Default":

          (a) failure by the Borrower to pay, or cause to be paid, any Trust Bond Loan Repayment required to be paid hereunder when due, which failure shall continue for a period of fifteen (15) days;

          (b) failure by the Borrower to make, or cause to be made, any required payments of principal, redemption premium, if any, and interest on any bonds, notes or other obligations of the Borrower issued under the Borrower Bond Resolution (other than the Loan and the Borrower Bond) or otherwise secured by all or a portion of the property pledged under the Borrower Bond Resolution, after giving effect to the applicable grace period;

          (c) failure by the Borrower to pay, or cause to be paid, the Administrative Fee or any late charges incurred hereunder or any portion thereof when due or to observe and perform any duty, covenant, obligation or agreement on its part to be observed or performed under this Loan Agreement, other than as referred to in subsection (a) of this Section 5.01 or other than the obligations of the Borrower contained in Section 2.02(d)(ii) hereof and in Exhibit F hereto, which failure shall continue for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Borrower by the Trustee, unless the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, that if the failure stated in such notice is correctable but cannot be corrected within the applicable period, the Trustee may not unreasonably withhold its consent to an extension of such time up to 120 days from the delivery of the written notice referred to above if corrective action is instituted by the Borrower within the applicable period and diligently pursued until the Event of Default is corrected;

          (d) any representation made by or on behalf of the Borrower contained in this Loan Agreement, or in any instrument furnished in compliance with or with reference to this Loan Agreement or the Loan, is false or misleading in any material respect;

          (e) a petition is filed by or against the Borrower under any federal or state bankruptcy or insolvency law or other similar law in effect on the date of this Loan Agreement or thereafter enacted, unless in the case of any such petition filed against the Borrower such petition shall be dismissed within thirty (30) days after such filing and such dismissal shall be final and not subject to appeal; or the Borrower shall become insolvent or bankrupt or shall make an assignment for the benefit of its creditors; or a custodian (including, without limitation, a receiver, liquidator or trustee) of the Borrower or any of its property shall be appointed by court order or take possession of the Borrower or its property or assets if such order remains in effect or such possession continues for more than thirty (30) days;

          (f) the Borrower shall generally fail to pay its debts as such debts become due; and

          (g) failure of the Borrower to observe or perform such additional duties, covenants, obligations, agreements or conditions as are required by the Trust and specified in Exhibit F attached hereto and made a part hereof.

          SECTION 5.02. Notice of Default. The Borrower shall give the Trustee and the Trust prompt telephonic notice of the occurrence of any Event of Default referred to in Section 5.01(d) or (e) hereof and of the occurrence of any other event or condition that constitutes an Event of Default at such time as any senior administrative or financial officer of the Borrower becomes aware of the existence thereof.

          SECTION 5.03. Remedies on Default. Whenever an Event of Default referred to in Section 5.01 hereof shall have occurred and be continuing, the Borrower acknowledges the rights of the Trustee and of any Bond Insurer to direct any and all remedies in accordance with the terms of the Bond Resolution, and the Borrower also acknowledges that the Trust shall have the right to take, or to direct the Trustee to take, any action permitted or required pursuant to the Bond Resolution and to take whatever other action at law or in equity may appear necessary or desirable to collect the amounts then due and thereafter to become due hereunder or to enforce the observance and performance of any duty, covenant, obligation or agreement of the Borrower hereunder.

          In addition, if an Event of Default referred to in Section 5.01(a) hereof shall have occurred and be continuing, the Trust shall, to the extent allowed by applicable law and to the extent and in the manner set forth in the Bond Resolution, have the right to declare, or to direct the Trustee to declare, all Loan Repayments and all other amounts due hereunder (including, without limitation, payments under the Borrower Bond) together with the prepayment premium, if any, calculated pursuant to Section 3.07 hereof to be immediately due and payable, and upon notice to the Borrower the same shall become due and payable without further notice or demand.

          SECTION 5.04. Attorneys' Fees and Other Expenses. The Borrower shall on demand pay to the Trust or the Trustee the reasonable fees and expenses of attorneys and other reasonable expenses (including, without limitation, the reasonably allocated costs of in-house counsel and legal staff) incurred by either of them in the collection of Trust Bond Loan Repayments or any other sum due hereunder or in the enforcement of the observation or performance of any other duties, covenants, obligations or agreements of the Borrower upon an Event of Default.

          SECTION 5.05. Application of Moneys. Any moneys collected by the Trust or the Trustee pursuant to Section 5.03 hereof shall be applied (a) first to pay any attorneys' fees or other fees and expenses owed by the Borrower pursuant to
Section 5.04 hereof, (b) second, to the extent available, to pay the Interest Portion then due and payable, (c) third, to the extent available, to pay the principal due and payable on the Loan, (d) fourth, to the extent available, to pay the Administrative Fee, any late charges incurred hereunder or any other amounts due and payable under this Loan Agreement, and (e) fifth, to the extent available, to pay the Interest Portion and the principal on the Loan and other amounts payable hereunder as such amounts become due and payable.

          SECTION 5.06. No Remedy Exclusive; Waiver; Notice. No remedy herein conferred upon or reserved to the Trust or the Trustee is intended to be exclusive, and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right, remedy or power accruing upon any Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver thereof, but any such right, remedy or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trust or the Trustee to exercise any remedy reserved to it in this Article V, it shall not be necessary to give any notice other than such notice as may be required in this Article V.

          SECTION 5.07. Retention of Trust's Rights. Notwithstanding any assignment or transfer of this Loan Agreement pursuant to the provisions hereof or of the Bond Resolution, or anything else to the contrary contained herein, the Trust shall have the right upon the occurrence of an Event of Default to take any action, including (without limitation) bringing an action against the Borrower at law or in equity, as the Trust may, in its discretion, deem necessary to enforce the obligations of the Borrower to the Trust pursuant to
Section 5.03 hereof.

                                   ARTICLE VI

                                  MISCELLANEOUS

          SECTION 6.01. Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when hand delivered or mailed by registered or certified mail, postage prepaid, to the Borrower at the address specified in Exhibit A-1 attached hereto and made a part hereof and to the Trust, the Trustee and the Loan Servicer at the following addresses:

         (a)      Trust:

                           New Jersey Environmental Infrastructure Trust P.O. Box 440
                           Trenton, New Jersey  08625
                           Attention:  Executive Director

         (b)      Trustee:

                           The Bank of New York
                           385 Rifle Camp Road
                           West Paterson, New Jersey  07424
                           Attention:  Corporate Trust Department

         (c)      Loan Servicer:

                           Commerce Bank, National Association
                           1701 Route 70 East
                           Cherry Hill, New Jersey 08034
                           Attention:  Corporate Trust Department

          Any of the foregoing parties may designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent by notice in writing given to the others.

          SECTION 6.02. Binding Effect. This Loan Agreement shall inure to the benefit of and shall be binding upon the Trust and the Borrower and their respective successors and assigns.

          SECTION 6.03. Severability. In the event any provision of this Loan Agreement shall be held illegal, invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

          SECTION 6.04. Amendments, Supplements and Modifications. Except as otherwise provided in this Section 6.04, this Loan Agreement may not be amended, supplemented or modified without the prior written consent of the Trust and the

Borrower and without the  satisfaction  of all  conditions  set forth in Section
11.12  of the Bond  Resolution.  Notwithstanding  the  conditions  set  forth in
Section 11.12 of the Bond Resolution, (i) Section 2.02(p) hereof may be amended, supplemented or modified upon the written consent of the Trust and the Borrower and without the consent of the Trustee, any Bond Insurer or any holders of the Trust Bonds, and (ii) Exhibit H hereto may be amended, supplemented or modified prior to the execution and delivery thereof as the Trust, in its sole discretion, shall determine to be necessary, desirable or convenient for the purpose of satisfying Rule 15c2-12 and the purpose and intent thereof as Rule 15c2-12, its purpose and intent may hereafter be interpreted from time to time by the SEC or any court of competent jurisdiction, and such amendment, supplement or modification shall not require the consent of the Borrower, the Trustee, any Bond Insurer or any holders of the Trust Bonds.

          SECTION 6.05. Execution in Counterparts. This Loan Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          SECTION 6.06. Applicable Law and Regulations. This Loan Agreement shall be governed by and construed in accordance with the laws of the State, including the Act and the Regulations, which Regulations are, by this reference thereto, incorporated herein as part of this Loan Agreement.

          SECTION 6.07. Consents and Approvals. Whenever the written consent or approval of the Trust shall be required under the provisions of this Loan Agreement, such consent or approval may only be given by the Trust unless otherwise provided by law or by rules, regulations or resolutions of the Trust or unless expressly delegated to the Trustee and except as otherwise provided in
Section 6.09 hereof.

          SECTION 6.08. Captions. The captions or headings in this Loan Agreement are for convenience only and shall not in any way define, limit or describe the scope or intent of any provisions or sections of this Loan Agreement.

          SECTION 6.09. Benefit of Loan Agreement; Compliance with Bond Resolution. This Loan Agreement is executed, among other reasons, to induce the purchase of the Trust Bonds. Accordingly, all duties, covenants, obligations and agreements of the Borrower herein contained are hereby declared to be for the benefit of and are enforceable by the Trust, the holders of the Trust Bonds and the Trustee. The Borrower covenants and agrees to observe and comply with, and to enable the Trust to observe and comply with, all duties, covenants, obligations and agreements contained in the Bond Resolution.

          SECTION 6.10. Further Assurances. The Borrower shall, at the request of the Trust, authorize, execute, attest, acknowledge and deliver such further resolutions, conveyances, transfers, assurances, financing statements and other instruments as may be necessary or desirable for better assuring, conveying, granting, assigning and confirming the rights, security interests and agreements granted or intended to be granted by this Loan Agreement and the Borrower Bond.

          IN WITNESS WHEREOF, the Trust and the Borrower have caused this Loan Agreement to be executed, sealed and delivered as of the date first above written.

                                                NEW JERSEY ENVIRONMENTAL
                                                  INFRASTRUCTURE TRUST

[SEAL]

                                                By:________________________
ATTEST:                                               Barton E. Harrison
                                                      Vice-Chairman

_____________________________
Robert A. Briant
Secretary


                                                MIDDLESEX WATER COMPANY

[SEAL]

                                                By:_s/DGS__________________
ATTEST:                                               Authorized Officer


_s/MFR_______________________
Authorized Officer


                                                Approval of New Jersey State
                                                  Treasurer required pursuant
                                                  to Section 9a of the Act



                                                By:________________________
                                                      Peter Lawrance
                                                      Acting State Treasurer



                                [Signature Page]